SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant  |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:
|X|  Preliminary Proxy Statement    [X| Confidential, For use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2))
|_|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          Whitman Education Group, Inc.
                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     |X| No fee required.
     |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1)  Title of each class of securities to which transaction applies:

         (2)  Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)  Proposed maximum aggregate value of transaction:

         (5)  Total fee paid:

     |_| Fee paid previously with preliminary materials:

     |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)  Amount previously paid:

         (2)  Form, Schedule or Registration Statement no.:

         (3)  Filing Party:

         (4)  Date Filed:

                          WHITMAN EDUCATION GROUP, INC.

                       4400 BISCAYNE BOULEVARD, 6TH FLOOR
                              MIAMI, FLORIDA 33137
                                 (305) 575-6534

                                 PROXY STATEMENT

         This proxy statement is furnished by the Board of Directors of Whitman Education Group, Inc., a New Jersey corporation (the "Company"), in connection with its solicitation of proxies for use at the annual meeting of shareholders to be held on September 19, 1997 (the "Annual Meeting"), at the time and place set forth in the accompanying Notice of Annual Meeting of Shareholders, and at any adjournments thereof. Mailing of the proxy statement and the accompanying proxy card to shareholders will commence on or about ___________ ___, 1997.

         Record holders of the Company's common stock, no par value per share (the "Common Stock"), at the close of business on August 1, 1997 (the "Record Date") are entitled to one vote for each share held on all matters to be considered at the Annual Meeting. On the Record Date, ______________ shares of Common Stock were outstanding and entitled to vote.

VOTING

         All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted in accordance with the directions given and, in connection with any other business that may properly come before the Annual Meeting, in the discretion of the persons named in the proxy. With respect to the proposal to elect eight directors to serve until the 1998 annual meeting, shareholders may vote in favor of all nominees or withhold their votes as to all or any specific nominees. With respect to the other proposals to be voted upon, shareholders may vote in favor of the proposal or against the proposal or may abstain from voting. If no direction is given on a proxy, it will be voted for the election of all director nominees and for the proposal to approve the plan to change the Company's state of incorporation from New Jersey to Florida.

         A proxy delivered pursuant to this solicitation is revocable at any time prior to its exercise by giving written notice to the Secretary of the Company, by delivering a later dated proxy, or by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not, in itself, constitute revocation of a proxy.

         A majority of the outstanding shares of Common Stock, represented in person or by proxy, constitutes a quorum for transaction of business at the Annual Meeting. The election of directors will require the affirmative vote of a plurality of the shares of Common Stock voting in person or by proxy at the Annual Meeting; accordingly, votes that are withheld and broker non-votes, relating to shares as to which a broker or nominee indicates that it does not have discretionary authority to vote on a proposal, will not affect the outcome of the election. The proposal to approve the plan to change the Company's state of incorporation from New Jersey to Florida requires the affirmative vote of the holders of two thirds of the shares of Common Stock not beneficially owned by

Interested   Shareholders,   as   defined  in   the   New   Jersey  Shareholders
Protection Act (the "Act"); accordingly, an abstention and a broker non-vote will have the same effect as a negative vote. As of the record date, only Frost-Nevada Limited Partnership, of which Phillip Frost, M.D., the Company's Chairman, is the sole limited partner and sole shareholder of the general partner, is an Interested Shareholder under the Act. The proposal to approve the Employee Stock Purchase Plan requires the affirmative vote of a majority of the shares of Common Stock voting in person or by proxy at the Annual Meeting; accordingly, an abstention will have the same effect as a negative vote, but because shares held by brokers will not be considered entitled to vote on matters as to which the brokers withhold authority, broker non-votes will have no effect on the vote.

COSTS OF SOLICITATION

         The Company will bear the costs of solicitation of proxies from its shareholders. Solicitation of proxies may be made in person, by mail or by telephone by officers, directors and regular employees of the Company who will not be specially compensated in such regard. Nominees, fiduciaries and other custodians will be requested to forward solicitation materials to the beneficial owners and secure their voting instructions, if necessary, and will be reimbursed for the reasonable expenses incurred in sending proxy materials to the beneficial owners. The Company may also retain an independent proxy soliciting firm, to aid in the solicitation of proxies and distribution of proxy materials in the same manner as described above. If so retained, the Company will pay the cost of the proxy solicitation and disbursement of these materials, estimated to be approximately $_________, plus out-of-pocket expenses incurred.

PRINCIPAL SECURITY HOLDERS

         The following table sets forth certain information as of June 17, 1997 concerning stock ownership of all persons known by the Company to own beneficially in excess of five percent of the Company's Common Stock. Except as otherwise indicated, all shares are beneficially owned and the sole investment and voting power is held by each person set forth herein.

NAME AND ADDRESS OF                            NUMBER                PERCENT
BENEFICIAL HOLDER                           OF SHARES(1)             OF CLASS
-------------------                         ------------             ---------

Frost-Nevada,                               5,421,528(2)               36.0%
Limited Partnership
3500 Lakeside Court
Suite 200
Reno, Nevada 89509

TRAL & CO                                   1,000,000                   7.9%
The Travelers Indemnity Company
One Tower Square
Hartford, Connecticut 06183-1051

David D. O'Donnell                            884,956(3)                7.0%
Colorado Technical University
4435 N. Chestnut Street
Colorado Springs, Colorado 80907

The Marilyn O. Sullivan                       649,285                   5.1%
Family Trust
Colorado Technical University
4435 North Chestnut Street
Colorado, Springs, Colorado 80907

--------------------

(1) All share amounts have been adjusted for a two-for-one stock split of the Company's common stock effected as of May 13, 1996.

(2) Includes 237,500 shares which may be acquired pursuant to stock options held by Dr. Frost exercisable within 60 days of June 17, 1997 and 2,150,000 shares which may be acquired pursuant to stock purchase warrants held by Frost-Nevada, Limited Partnership (of which Dr. Frost is the sole limited partner and sole shareholder of Frost-Nevada Corporation, the general partner), exercisable within 60 days of June 17, 1997. Exercise of these warrants and options are subject to the restrictions of the New Jersey Shareholders Protection Act. Dr. Frost is the Chairman of the Board of Directors of the Company.

(3) Includes 50,000 shares which may be acquired pursuant to stock options held by Mr. O'Donnell within 60 days of June 17, 1997 and 834,956 shares held in trust by Mr. O'Donnell for various family members.

                              ELECTION OF DIRECTORS
                                  (ITEM NO. 1)

BOARD OF DIRECTORS

         A Board of Directors consisting of eight directors will be elected at the Annual Meeting to hold office for one year or until their successors are elected and qualified. The persons named below were designated by the Board of Directors as nominees. All of the nominees are current members of the Board. Dr. Pierre and Mr. Flanzraich were appointed to fill vacancies on the Board of Directors in January and March 1997, respectively. Although management does not anticipate that any nominee will be unable or unwilling to serve as a director, in the event of such an occurrence, proxies may be voted in the discretion of the persons named in the proxy for a substitute designated by the Board of Directors, unless the Board of Directors determines to reduce the number of directors constituting the Board.

JACK R. BORSTING, PH.D.
Director since 1994
Age 68
               Dr. Borsting is the E. Morgan Stanley Professor of Business Administration at the University of Southern California and Director of its Center for Telecommunication Management. From 1988 to 1994, Dr. Borsting was Dean of the University of Southern California School of Business Administration, and from 1983 to 1988, he was Dean of the University of Miami School of Business Administration. Dr. Borsting, a former Assistant Secretary of Defense (Comptroller), is a director of Northrop Grumman Corporation (aerospace), TRO Learning, Inc. (proprietary education) and Bristol Technology (point-of- sale software and service). Dr. Borsting is a trustee of the Institute for Defense Analysis, the Rose Hill Foundation and the Los Angeles Orthopedic Hospital Foundation.

NEIL FLANZRAICH
Director since 1997
Age 54
               Mr. Flanzraich has been a Shareholder and Chairman of the Life Sciences Legal Practice Group of Heller Ehrman White & McAuliffe, Palo Alto, California, since 1995. From 1981 to 1994, Mr. Flanzraich was Senior Vice President, General Counsel and member of the Corporate Executive Committee of Syntex Corporation, an international pharmaceutical company that was acquired by Roche Holdings Ltd. Mr. Flanzraich serves as Chairman of the Board of North American Vaccine, Inc. (vaccines).

PHILLIP FROST, M.D.
Director since 1993
Age 60
               Dr. Frost has been a director of the Company since April 1992 and Chairman of the Board of Directors since November 1992. Dr. Frost has been Chairman of the Board of Directors and Chief Executive Officer of IVAX Corporation (pharmaceuticals) since 1987. Dr. Frost served as President of IVAX from 1991 until 1995. Dr. Frost was Chairman of the Board of Directors of Key Pharmaceuticals, Inc. from 1972 to 1986. Dr. Frost is Vice Chairman of the Board of Directors of North American Vaccine, Inc., Vice Chairman of the Board of Directors of Continucare Corporation (managed health care), Vice Chairman of the Board of Directors of Pan Am Corporation (airline), and a director of Northrop Grumman Corp. and American Exploration Company (oil and gas exploration and production). He is a trustee of the University of Miami and a member of the Board of Governors of the American Stock Exchange.

PETER S. KNIGHT
Director since 1994
Age 56
               Mr. Knight is a partner in the law firm of Wunder, Knight, Levine, Thelen & Forscey, in Washington, D.C. In 1996, Mr. Knight took a leave of absence from his firm to serve as President Clinton's Campaign Manager for Clinton/Gore '96. From 1989 to 1991, Mr. Knight was General Counsel and Secretary of Medicis Pharmaceutical Corporation. From 1977 to 1989, Mr. Knight served as the Chief of Staff to Congressman, and later Senator, Al Gore. Mr. Knight is a director of COMSAT Corp. (an international satellite services and digital networking company), Medicis Pharmaceutical Corporation (a pharmaceutical company specializing in dermatology), and the Schroder Series Trust (a mutual fund company).

RICHARD M. KRASNO, PH.D.
Director since 1996
Age 55
               Since   1983,    Dr.   Krasno  has   been  President  and  Chief
               Executive Officer of the Institute of International Education (private not- for-profit education organization), New York City, New York. He served as its Executive Vice President and Chief
               Operating Officer from 1981 to 1983. Dr. Krasno was Deputy Assistant Secretary of Education with the U.S. Department of Education from 1980 to 1981.

LOIS F. LIPSETT, PH.D.
Director since 1996
Age 64
               Dr. Lipsett is the President of Health Education Associates, Washington, D.C. Since 1995, Dr. Lipsett has served as a consultant to several companies, including the Robert Wood Johnson Foundation. Dr. Lipsett was Vice President, Scientific and Medical Affairs, American Diabetes Association from 1992 to 1995. Prior to 1992, Dr. Lipsett founded, and was Director of, the National Diabetes Information Clearinghouse and also was Director for several training and career development programs at the National Institutes of Health.

RICHARD C. PFENNIGER, JR.
Director since 1992
Age 42
               Mr.  Pfenniger  has  been  Chief  Executive  Officer  and   Vice
               Chairman of the Company since March 1997 and a director of the Company since 1992. Mr. Pfenniger was Chief Operating Officer of IVAX Corporation from May 1994 to March 1997. He served as Senior Vice President--Legal Affairs and General Counsel of IVAX from 1989 to May 1994, and as Secretary from 1990 to 1994. Prior to joining IVAX, Mr. Pfenniger was engaged in private law practice. Mr. Pfenniger is a director of NaPro BioTherapeutics, Inc. (biopharmaceutical research and development), North American Vaccine, Inc. and Pan Am Corporation.

PERCY A. PIERRE, PH.D.
Director since 1997
Age 58
               Dr. Pierre has been Professor of Electrical Engineering at the College of Engineering of Michigan State University since 1995. Prior to 1995, he was Vice President for Research and Graduate Studies, as well as Professor of Electrical Engineering at Michigan State University from 1990 to 1995; President of Prairie View A & M University from 1983 to 1989; Assistant Secretary of the Army for Research, Development and Acquisition, Department of the U.S. Army, from 1977 to 1981; and Dean of the School of Engineering at Howard University from 1971 to 1977. Dr. Pierre serves as a director of CMS Energy Corp. (diversified energy company) and a director of Old Kent Financial Corporation (bank holding company).


DIRECTOR COMPENSATION

         Each director who is not employed by the Company receives $4,800 per year for his service as a director, $1,000 for each Board of Directors meeting attended in person, and is reimbursed for expenses incurred in attending board and committee meetings. Pursuant to the formula grant provision contained in the Company's 1996 Stock Option Plan, non-employee directors automatically are granted each year, on the first business day following the Company's annual meeting of shareholders, non-qualified stock options to purchase 7,500 shares (37,500 in the case of the Chairman of the Board) of the Company's common stock at an exercise price equal to the fair market value of the common stock on the date of the grant, and having a term of seven years. In fiscal 1997, pursuant to that formula grant provision, options at an exercise price of $8.625 per share were automatically granted to Dr. Frost (37,500 shares), and to Mr. Pfenniger, Dr. Borsting, Mr. Knight, Dr. Lipsett and Dr. Krasno (7,500 shares each).

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors held five meetings during fiscal 1997 and acted eight times by written consent. All directors attended at least 75% of the meetings of the Board of Directors and committees of the Board of Directors on which they served during the period in which they were a member of the Board of Directors or the committee, as applicable, except for Lois F. Lipsett, who missed one meeting during the period she served as a director, and Peter S. Knight. The Board of Directors has three standing committees, described below. The Board of Directors does not have a nominating committee, and the usual functions of such a committee are performed by the entire Board of Directors.

          EXECUTIVE COMMITTEE. The Executive committee has the authority within prescribed limits to act for the Board of Directors in certain matters during intervals between meetings of the Board of Directors. The Executive Committee, the current members of which are Mr. Pfenniger, Jr., Dr. Frost, Dr. Borsting and Mr. Flanzraich, was constituted in May 1997, and accordingly held no meetings during fiscal 1997.

          AUDIT COMMITTEE.The principal functions of the Audit Committee include reviewing the adequacy of the Company's internal systems of accounting controls, recommending to the Board of Directors the appointment of independent auditors, conferring with independent auditors and internal auditors concerning the scope of their examinations of the books and records of the Company and their independence, reviewing the financial statements of the Company and management's disclosures, reviewing the independent auditors' findings and recommendations, and considering other appropriate matters regarding the financial affairs of the Company. The current members of the Audit Committee are Dr. Borsting, Mr. Knight, Dr. Lipsett, and Dr. Pierre. The Audit Committee held four meetings during fiscal 1997.

          COMPENSATION COMMITTEE. The principal functions of the Compensation Committee are to approve or recommend to the Board of Directors remuneration arrangements and compensation plans involving the Company's directors and executive officers and to review with management the Company's employee and stock benefit programs. The current members of the Compensation Committee are Dr. Frost, Dr. Krasno and Mr. Flanzraich. The Compensation Committee held five meetings during fiscal 1997.

EXECUTIVE OFFICERS WHO ARE NOT NOMINEES

     The Company's executive officers are elected annually at the first meeting of the Board of Directors following each annual meeting of Shareholders. Set forth below is a summary of the background and business experience of the executive officers of the Company who are not nominees for director.

          RANDY S. PROTO. Mr. Proto, age 39, has been President of Whitman since 1994. In March 1997, Mr. Proto also assumed the duties of Chief Operating Officer. For seven years prior thereto, Mr. Proto was Chief Executive Officer and had ownership interests in eleven proprietary schools in four states. For eight years prior thereto, Mr. Proto was employed by Computer Processing Institute. Among the positions he held at that institution were Vice President and School Director, Director of Admissions and Marketing, Director of Finance and Financial Aid, Director of Placement and Director of Education.

          DAVID D. O'DONNELL. Mr. O'Donnell, age 55, has been President and Chairman of the Board of Colorado Tech since 1986. In 1997, Mr. O'Donnell also became Chancellor of Colorado Tech in Sioux Falls and Huron University in Huron, South Dakota.

          FERNANDO L. FERNANDEZ. Mr. Fernandez, age 36, has served as Vice President--Finance, Treasurer and Chief Financial Officer of Whitman since 1996. Prior to joining the Company, Mr. Fernandez, a certified public accountant, served as Chief Financial Officer of Frost-Nevada Limited Partnership from 1991 to 1996. Previously, Mr. Fernandez served as Audit Manager for Coopers & Lybrand in Miami.

          RICHARD B. SALZMAN. Mr. Salzman, age 36, has served as Vice President--Legal Affairs and General Counsel and Secretary of Whitman since 1996. For approximately ten years prior to joining Whitman, Mr. Salzman was engaged in private law practice in Miami, Florida, primarily with the firm of Homer & Bonner, P.A.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and 10% shareholders to file initial reports of ownership and reports of changes in ownership of the Company's common stock and other equity securities with the Securities and Exchange Commission and the American Stock Exchange. Directors, executive officers and 10% shareholders are required to furnish the Company with copies of all Section 16(a) forms they file. Based on a review of the copies of such reports furnished to the Company and written representations from the Company's directors and executive officers that no other reports were required, the Company believes that during fiscal 1997 the Company's directors, executive officers and 10% shareholders complied with all Section 16(a) filing requirements applicable to them, except that Brett Combs (former President of Sanford-Brown) and David O'Donnell each filed one late report, in each case relating to one transaction.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company currently occupies administrative offices in Miami, Florida which are owned by IVAX Corporation. The lease between the Company and IVAX Corporation provides for an annual rental of $103,999. The Chairman of the Board of the Company is also the Chairman of the Board and a principal shareholder of IVAX Corporation.

     In April 1995, Career Master, a company 40% owned by Randy S. Proto, Chief Operating Officer of the Company, entered into an agreement with Ultrasound Diagnostic School pursuant to which Career Master would implement at Ultrasound Diagnostic School its system of organizing and operating job placement departments for use at the Ultrasound Diagnostic School teaching facilities. In addition to paying a small fee for the service, Ultrasound Diagnostic School agreed to purchase, over a two year period, approximately $160,000 in text books and related materials from Career Master to be resold to Ultrasound Diagnostic School students. In connection with the transaction, options to purchase 20,000 shares (10,000 shares before giving effect to the two-for-one stock split effected as of May 13, 1996) were granted to a principal of Career Master who is not related to Mr. Proto. In fiscal 1997, Ultrasound Diagnostic School purchased textbooks with an aggregate purchase price of approximately $79,000 from Career Master pursuant to this arrangement.

STOCK OWNERSHIP BY MANAGEMENT

     The following table sets forth certain information as of June 20, 1997 concerning the number of shares of Common Stock beneficially owned by (i) each director, (ii) each executive officer named below in the "Summary Compensation Table" under "Executive Compensation" and (iii) all directors and executive officers as a group, and the percentage such shares represent of the total outstanding shares of common stock. Unless otherwise indicated, all shares are owned directly by the person indicated who holds sole voting and investment power.

NAME AND ADDRESS OF                        SHARES BENEFICIALLY         PERCENT
BENEFICIAL HOLDER                             OWNED(1)(2)              OF CLASS
--------------------                       -------------------         --------

Jack R. Borsting, Ph.D.                        29,100(3)                  *
University of Southern California
School of Business
Administration, DCC-217
Los Angeles, California 90089-0871

Neil Flanzraich                                     0                     *
Heller Ehrman White & McAuliffe
525 University Avenue
Palo Alto, California 94301-1900

Phillip Frost, M.D.                         5,421,528(4)                36.0%
IVAX Corp.
4400 Biscayne Boulevard
Miami, Florida 33137

Peter S. Knight                                27,500(3)                  *
1615 L. Street, N.W., Suite 650
Washington, D.C. 20036

Richard M. Krasno, Ph.D.                        7,500(3)                  *
Institute of International Education
809 United Nations Plaza
New York, New York 10017-3580

Lois F. Lipsett, Ph.D.                          7,700(3)                  *
3724 Jenifer Street, N.W.
Washington, D.C. 20015

Richard C. Pfenniger, Jr.                     100,000(3)                  *
4400 Biscayne Boulevard
Miami, Florida 33137

Percy A. Pierre, Ph.D.                              0                     *
Michigan State University
College of Engineering
357 Engineering Building
East Lansing, Michigan 48824-1226

Randy S. Proto                                267,200(3)                 2.1%
4400 Biscayne Boulevard, 6th Floor
Miami, Florida 33137

David D. O'Donnell                            884,956(5)                 7.0%
Colorado Technical University
4435 N. Chestnut Street
Colorado Springs, Colorado 80907

Fernando L. Fernandez                          90,000(3)                  *
4400 Biscayne Boulevard, 6th Floor
Miami, Florida 33137

Richard B. Salzman                             25,000(3)                  *
4400 Biscayne Boulevard, 6th Floor
Miami, Florida 33137

All directors and executive officers
as a group (12 persons)                     6,860,484(6)                 43.8%

---------------------

*        Represents beneficial ownership of less than one percent.

(1) All share amounts have been adjusted for a two-for-one stock split of the Company's common stock effected as of May 13, 1996.

(2) For purposes of this table, beneficial ownership is computed pursuant to Rule 13d-3 under the Securities Exchange Act of 1934; the inclusion of shares as beneficially owned should not be construed as an admission that such shares are beneficially owned for purposes of Section 16 of the Securities Exchange Act of 1934.

(3) Includes shares which may be acquired pursuant to stock options exercisable within 60 days of June 17, 1997 as follows: Dr. Borsting (27,500); Mr. Knight (27,500); Dr. Krasno (7,500); Dr.
         Lipsett (7,500);  Mr.  Pfenniger  (97,500);  Mr. Proto (265,000);  Mr.
         Fernandez (90,000); and Mr. Salzman (25,000).

(4) Includes 2,150,000 shares which may be acquired pursuant to stock purchase warrants held by Frost-Nevada, Limited Partnership (of which Dr. Frost is the sole limited partner and sole shareholder of Frost-Nevada Corporation, the general partner), exercisable within 60 days of June 17, 1997 and 237,500 shares which may be acquired pursuant to stock options held by Dr. Frost exercisable within 60 days of June 17, 1997. Exercise of these warrants and options are subject to the restrictions of the New Jersey Shareholders Protection Act.

(5) Includes 50,000 shares which may be acquired pursuant to stock options exercisable within 60 days of June 17, 1997, and 834,956 shares held in trust by Mr. O'Donnell for various family members.

(6) Includes shares described in footnotes (2) through (5) as beneficially owned.

EXECUTIVE COMPENSATION

     The following table contains certain information regarding aggregate compensation paid or accrued by the Company during fiscal 1997 to the Chief Executive Officer of the Company and to each of the four most highly compensated executive officers other than the Chief Executive Officer.

                           SUMMARY COMPENSATION TABLE

                                                                            LONG-TERM         ALL OTHER
                                      ANNUAL COMPENSATION                 COMPENSATION       COMPENSATION
                              ----------------------------------         --------------      ------------
NAME AND                      YEAR ENDED
PRINCIPAL POSITION             MARCH 31,      SALARY      BONUS           STOCK OPTIONS
-------------------           ----------      ------      ------          -------------
                                                ($)        ($)               (#)(1)            ($)

Richard C. Pfenniger, Jr.(2)      1997       17,187           0             300,000(3)           0
CHIEF EXECUTIVE OFFICER           1996           --          --                  --(3)          --
                                  1995           --          --                  --(3)          --

Randy S. Proto(4)                 1997      150,000           0                  0           10,000(5)
PRESIDENT AND CHIEF               1996      150,000           0                  0               0
OPERATING OFFICER                 1995       43,269           0            550,000               0

David D. O'Donnell(6)             1997      145,325      10,000                  0           31,031(7)
PRESIDENT - COLORADO              1996           --          --            150,000              --
TECHNICAL UNIVERSITY              1995           --          --                 --              --

Fernando L. Fernandez(8)          1997      120,000           0                  0               0
VICE PRESIDENT - FINANCE,         1996       11,846           0            130,000               0
CFO AND TREASURER                 1995           --          --             20,000               0

Richard B. Salzman(9)             1997      120,000           0                  0               0
VICE PRESIDENT - LEGAL            1996       10,000           0            100,000               0
AFFAIRS AND GENERAL COUNSEL       1995           --          --                 --              --

--------------------

(1) All share amounts have been adjusted for a two-for-one stock split effected as of May 13, 1996.

(2) Mr. Pfenniger's employment with the Company commenced in March 1997 and his salary is $275,000 annually. Mr. Pfenniger has served as a director of the Company since 1992.

(3) Excludes options to purchase 7,500 shares granted to Mr. Pfenniger in fiscal 1997 automatically pursuant to the Company's 1996 Stock Option Plan in connection with his services as a director of the Company. Mr. Pfenniger was also automatically granted options to purchase 10,000 shares in fiscal 1996 and options to purchase 10,000 shares in fiscal 1995 in connection with his services as a director.

                                      -12-




(4)      Mr. Proto's employment with the Company commenced in November 1994.

(5) The additional compensation set forth for Mr. Proto represents taxable relocation expenses incurred by Mr. Proto in connection with relocation of the Company's headquarters from New Jersey to Florida.

(6) The Company entered into an employment agreement with Mr. O'Donnell on March 29, 1996 in connection with the acquisition of Colorado Tech. The agreement is for a three-year term ending March 28, 1999 and provides for an annual salary of $145,000 for Mr. O'Donnell's services as President of Colorado Tech.

(7) The additional compensation for Mr. O'Donnell consists of employee benefits in the approximate amount of $3,200, automobile allowance in the amount of $7,000 and the remainder as compensation for Mr.
         O'Donnell's personal guarantee of certain indebtedness of Colorado Technical University.

(8)      Mr. Fernandez' employment with the Company commenced in February 1996.

(9)      Mr. Salzman's employment with the Company commenced in March 1996.


     The following table sets forth information concerning stock option grants made during 1997 to the executive officers named in the "Summary Compensation Table."


                    STOCK OPTION GRANTS DURING THE YEAR ENDED
                                 MARCH 31, 1997

                                                                                                    POTENTIAL REALIZABLE
                                                                                                      VALUE AT ASSUMED
                                         PERCENT OF                                                    ANNUAL RATES OF
                                        TOTAL OPTIONS                                             STOCK PRICE APPRECIATION
NAME AND                    OPTIONS      GRANTED TO         EXERCISE        EXPIRATION                 FOR OPTION TERM
PRINCIPAL POSITION          GRANTED       EMPLOYEES           PRICE             DATE                5%                 10%
------------------          -------     -------------      -----------     -------------         --------           ------
                              (#)             %                 $                                    $                  $

Richard C. Pfenniger, Jr.   300,000(1)         40             $5.25           03/02/04             642,000         1,494,000
CHIEF EXECUTIVE OFFICER
--------------------

(1) Excludes options to purchase 7,500 shares granted to Mr. Pfenniger automatically pursuant to the Company's 1996 Stock Option Plan in connection with his services as a director of the Company. These options were granted on October 14, 1996 at an exercise price of $8.625 and have a term of seven years.

                                      -13-

     The following table sets forth information concerning stock option exercises during fiscal 1997 by each of the executive officers named in the "Summary Compensation Table" above and the fiscal year-end value of unexercised options held by each such executive officer.


     STOCK OPTION EXERCISES IN FISCAL 1997 AND FISCAL YEAR END OPTION VALUES

                                                                                      VALUE OF UNEXERCISED
                                           NUMBER OF UNEXERCISED                      IN-THE-MONEY OPTIONS
                                        OPTIONS AT FISCAL YEAR-END                     AT FISCAL YEAR-END
                                     ---------------------------------           --------------------------------
                                     EXERCISABLE         UNEXERCISABLE           EXERCISABLE       UNEXERCISABLE
                                     -----------         -------------           -----------       -------------
                                       (#)(1)               (#)(1)                 ($)(1)            ($)(1)(2)

Richard C. Pfenniger, Jr.                 97,500              300,000              216,850                   0
CHIEF EXECUTIVE OFFICER

Randy Proto                              265,000              285,000              828,125             890,625
PRESIDENT AND CHIEF
OPERATING OFFICER

David D. O'Donnell                        50,000              100,000                    0                   0
PRESIDENT - COLORADO TECH

Fernando L. Fernandez                     90,000               90,000              153,300             133,650
VICE PRESIDENT - FINANCE,
CHIEF FINANCIAL OFFICER
AND TREASURER

Richard B. Salzman                        25,000               75,000               14,062              42,187
VICE PRESIDENT - LEGAL
AFFAIRS AND GENERAL COUNSEL

--------------------

(1) All share amounts have been adjusted for a two-for-one stock split effected as of May 13, 1996.

(2) The value of unexercised in-the-money options represents the number of options held at year-end 1997 multiplied by the difference between the exercise price and $5.25, the closing price of the Company's common stock at March 31, 1997.


PERFORMANCE GRAPH

         The graph and table set forth below compares the cumulative total shareholder return on the Company's Common Stock for fiscal 1993 through fiscal 1997 with the S&P 500 Index and an industry peer group index for the same period. The industry peer group index is comprised of the following companies, each of which was selected on the basis of the similarity of its business with that of the Company: Apollo Group, Inc., DeVry, Inc., ITT Educational Services, Inc., Computer Learning Centers, Strayer Education, Inc., Education Management Corp. and Educational Medical, Inc. Each of the latter three entities became public companies during fiscal 1997. They were added to the Company's peer group index utilized in last year's proxy statement also on the basis of the similarity of their business with that of the Company. The graph and table assume an investment of $100 in the Company's Common Stock and each index on March 31, 1992 (the last trading day in fiscal 1992), and the reinvestment of all dividends.




                                                             FISCAL YEAR ENDED MARCH 31,
                                                       -------------------------------------
                                      March 31, 1992   1993    1994    1995    1996    1997
                                      --------------   ----    ----    ----    ----    ----

Whitman                                    100          207     200     176     314     290

Industry Peer Group - Fiscal 1996          100          117     149     197     540     643

Industry Peer Group - Fiscal 1997          100          117     149     197     540     661

S&P 500                                    100          115     117     135     179     214


COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The following report of the Company's Compensation Committee shall not be deemed to be soliciting material or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the 1933 Act or the 1934 Act, except to the extent that the Company specifically incorporates this information by reference, and it shall not be otherwise deemed filed under such acts.

To the Company's Shareholders:

     The Compensation Committee of the Company's Board of Directors, which is composed of three non-employee directors, is charged with reviewing the compensation of the Chief Executive Officer of the Company and making recommendations with respect thereto to the Board of Directors. The Compensation Committee also reviews and approves the compensation of the other executive officers. The committees' compensation policies are based on a desire to enhance long-term shareholder value. To achieve this goal, the committees recognize that they must adopt compensation policies which will attract, retain and motivate qualified and experienced executive officers. In attracting and retaining executives, the committees recognize that the Company just compete for the services of executives with many other companies which possess significantly greater financial resources than the Company and have available more comprehensive compensation plans and arrangements than are presently utilized by the Company. To adequately motivate executives in view of the goal of enhancing shareholder value, the committees recognize that they must design compensation policies which align the financial interests of the Company's executive officers with those of its shareholders.

     In light of these factors, the committee believes that the best manner presently available to the Company to attract, retain and motivate talented executives is through the award of significant long-term compensation in the form of stock options at the time the executive joins the Company and periodically thereafter. The Compensation Committee believes that providing executives with opportunities to acquire significant stakes in the growth and prosperity of the company through the grant of stock options will enable the Company to attract and retain qualified and experienced executive officers. In addition, the Compensation Committee believes that this approach to compensation creates an entrepreneurial atmosphere with motivates executives to perform to their full potential. The Compensation Committee believes that dependence on stock options for a significant portion of executive compensation more closely aligns the executives' interests with those of the Company's shareholders, since the ultimate value of such compensation is directly dependent on the stock price.

     Accordingly, the Compensation Committee designs the compensation of executive officers to consist of a reasonable annual salary with long-term compensation in the form of stock options. The Compensation Committee may award cash bonuses for superior performance during a particular year.

         EXECUTIVE OFFICERS. The Chief Executive Officer, with the assistance of other executive officers, makes salary recommendations to the Compensation Committee for the executive officers of the Company (other than the Chief
Executive Officer whose salary determination is set forth below). Such recommendations are reviewed and approved by the Compensation Committee with any modifications deemed appropriate. In reviewing and approving salary recommendations, the Compensation Committee considers several factors, including individual performance, the executive's responsibilities, compensation offered by competitors, the cost of living, and the financial performance of the Company. The Company has not, however, established specific performance goals or tied executive compensation to the achievement of specific performance goals. The compensation determination is largely subjective, and no specific weight is given to any particular factor. The Compensation Committee may, in certain circumstances, recommend that a cash bonus be paid to executives whose individual performance during a particular year was outstanding, in the subjective opinion of the Compensation Committee. The amount of any bonus is based upon the recommendation of the President. The company has not set specific goals for executives or tied the payment of bonuses to specific goals.

     Stock options represent a significant portion of total compensation for the Company's executive officers. Options are generally awarded to executive officers at the time that they join the Company and periodically thereafter. Stock options are granted at the prevailing market price on the date of grant, and will only have value if the value of the Company's stock price increases from that date. Generally, grants vest in equal amounts over a four-year period and have seven-year terms. Executives must be employed by the Company at the time of vesting in order to exercise the options.

Grants of stock options to executive officers are generally made upon the recommendations of the Chief Executive Officer based on the level of the executive's position with the Company, an evaluation of the executive's past and expected performance, the number of outstanding and previously granted options, and discussions with the executive. The determination of the timing and number of stock options granted to the executive officers is made by the Compensation Committee on a subjective basis, with no specific weight given to any particular factor.

     In March 1997, the Company created the office of Chief Executive Officer and appointed Mr. Richard C. Pfenniger, Jr. to this position. After negotiations with Mr. Pfenniger, Mr. Pfenniger's base salary in fiscal 1997 was set at $275,000 and he was awarded stock options to purchase 300,000 shares of the Company's Common Stock at $5.25 per share, the fair market value of the Company's Common Stock on the date of grant. The stock option has a seven-year term and vests ratably over four years. Mr. Pfenniger's compensation package was reviewed and approved by the Board of Directors who believe that the compensation is fair and reasonable in light of Mr. Pfenniger's business experience and acumen. No performance bonus award was made to Mr. Pfenniger in fiscal 1997.

         TAX MATTERS. Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a deduction for federal income tax purposes to public companies for compensation over $1 million paid in any taxable year to the Company's Chief Executive Officer or to any of the four other most highly compensated executive officers of the Company. Qualifying performance-based compensation is not subject to the limitation if certain requirements are satisfied. Based upon applicable regulations, the Company believes that compensation expenses relating to options granted under its stock option plans will not be subject to the Section 162(m) limitations.

         The Compensation Committee continually evaluates the Company's compensation policies and procedures with respect to its executive officers in light of the overall financial performance of the Company and its effect on shareholder value.

              THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

Phillip Frost, Chairman          Richard M. Krasno             Neil Flanzraich

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During fiscal 1997, the following directors served on the Compensation Committee of the Board of Directors: Dr. Frost, Isaac Kaye, Mr. Pfenniger, Dr. Borsting, and Dr. Krasno. The current members of the Compensation Committee are Dr. Frost, Mr. Flanzraich and Dr. Krasno. No person serving as a member of the Committee during fiscal 1997 was an executive officer of the Company at the time of service on the Committee, and no interlocking relationships exist between such persons and any director or executive officer of the Company. Mr. Kaye resigned as a director of the Company effective July 1, 1996.

                   APPROVAL OF REINCORPORATION OF THE COMPANY
                           FROM NEW JERSEY TO FLORIDA
                                  (ITEM NO. 2)

INTRODUCTION

     On June 13, 1997, the Board of Directors unanimously approved, and recommends for shareholder approval, a plan to change the Company's state of incorporation from New Jersey to Florida (the "Reincorporation"). The Reincorporation will be effected by merging the Company into Whitman Reincorporation, Inc., a Florida corporation ("Whitman Florida") pursuant to an Agreement and Plan of Merger between the Company and Whitman Florida, a copy of which appears as Exhibit A to this proxy statement (the "Merger Agreement"). Whitman Florida is a wholly-owned subsidiary of the Company recently incorporated in Florida for purposes of effecting the Reincorporation and has not engaged in any activities except in connection with the proposed Reincorporation transaction.

THE MERGER

     The Reincorporation will be effected by merging (the "Merger") the Company into Whitman Florida, which will be the surviving corporation of the Merger. The terms and conditions of the Merger are set forth in the Merger Agreement included as Exhibit A to this proxy statement, and the summary of the terms and conditions of the Merger set forth below is qualified by reference to the full text of the Merger Agreement.

     Upon consummation of the Merger, Whitman Florida will continue to exist in its present form, except that it will change its name to "Whitman Education Group, Inc.," and the Company will cease to exist. The Reincorporation will change the legal domicile of the Company, but will not result in a change in the name, principal office, business, management, capitalization, assets, liabilities or net worth of the Company. By operation of law, Whitman Florida will succeed to all of the assets and assume all of the liabilities of the Company. After the Merger, the Board of Directors of Whitman Florida will be comprised of the persons elected to the Board of Directors of the Company at the Annual Meeting, and the persons who are currently serving as executive officers of the Company will continue to serve in the same capacities for Whitman Florida.

     Upon shareholder approval of the Reincorporation, and upon approval and acceptance for filing of a certificate of merger by the Secretary of State of the State of New Jersey and articles of merger by the Secretary of State of the State of Florida, the Company will be merged with and into Whitman Florida pursuant to the Merger Agreement, resulting in a change in the Company's state of incorporation to Florida. The Company's corporate affairs and the rights of its shareholders will then be governed by the Florida Business Corporation Act (the "FBCA") and by the articles of incorporation and bylaws of Whitman Florida, instead of the New Jersey Business Corporation Act (the "NJBCA") and the certificate of incorporation and bylaws of the Company. The material differences between the NJBCA and the FBCA are discussed below under "Comparison of New

Jersey and Florida Corporate Law." The articles of incorporation of Whitman Florida is identical to the certificate of incorporation of the Company in all material respects, except as discussed below under "Comparative Provisions of the Charter and By-Laws of the Company and Whitman Florida." The By-Laws of Whitman Florida and of the Company contain differences attributable to the differences between the FBCA and the NJBCA. The Company does not believe that such differences are material to its shareholders, except as noted below in "Comparative Provisions of the Charter and By-Laws of the Company and Whitman Florida." Copies of each of the Articles of Incorporation and By-Laws of Whitman Florida are set forth as Exhibits B and C, respectively, to this proxy statement. The Certificate of Incorporation and By-Laws of the Company are available for inspection by shareholders of the Company at the principal offices of the Company located at 4400 Biscayne Boulevard, 6th Floor, Miami, Florida 33137.

     Upon  the  effectiveness  of the  Merger,  each  outstanding  share  of the
Company's Common Stock will be automatically converted into one share of the common stock, no par value, of Whitman Florida (the "Florida Common Stock"). Each outstanding certificate representing shares of the Company's Common Stock will continue to represent the same number of shares of Florida Common Stock, and such certificates will be deemed for all corporate purposes to evidence ownership of shares of Florida Common Stock. IT WILL NOT BE NECESSARY FOR STOCKHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF WHITMAN FLORIDA. The Common Stock will continue to be listed on the American Stock Exchange, without interruption, and such exchange will consider the delivery of existing stock certificates of the Company as constituting "good delivery" of shares of Whitman Florida in stock transactions effected after the Merger.

     Pursuant to the Merger Agreement, each option or right to purchase a share of the Company's Common Stock outstanding immediately prior to the effective time of the Merger will become an option or right to purchase a share of Florida Common Stock upon the same terms and conditions as existed immediately prior to the effective time of the Merger. Future options or rights, if any, granted under the Company's 1996 Stock Option Plan or otherwise will be for shares of Florida Common Stock.

     A vote for approval and adoption of the Merger Agreement and the Reincorporation proposal will also constitute specific approval of the Whitman Florida Articles of Incorporation and By-Laws. In addition, a vote for approval and adoption of the Merger Agreement and the Reincorporation proposal will constitute approval of the assumption by Whitman Florida of the Company's 1996 Stock Option Plan and outstanding stock option agreements, and the substitution of shares of Whitman Florida for shares of the Company's Common Stock as the security to be received upon exercise of options, if any, granted or to be granted under the 1996 Stock Option Plan of the Company.

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED AND, FOR THE REASONS DESCRIBED BELOW UNDER "PRINCIPAL REASONS FOR THE REINCORPORATION," UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS APPROVE AND ADOPT THE MERGER AGREEMENT AND THE REINCORPORATION PROPOSAL.

PRINCIPAL REASONS FOR THE REINCORPORATION

     The Company was incorporated in New Jersey in 1979 because the laws of that state were deemed to be adequate for the conduct of its business and because the scope of its business at that time was relatively limited in nature. In the intervening years, however, the Company has substantially expanded its business to include 24 business locations in 13 states, only one of which is located in New Jersey, and has relocated the Company's headquarters to Florida where it has three schools. For the reasons set forth below, the Board of Directors believes it is in the best interests of the Company and its shareholders to change the state of its incorporation of the Company from New Jersey to Florida.

     The Board of Directors believes that the Reincorporation of the Company in Florida will provide the Company with greater flexibility and more predictability with respect to its financial and corporate legal affairs.
Although management believes that the Company has adequate capital for its present operations, the Board of Directors believes it would be judicious for the Company to strengthen its capital base at this time. Moreover, as the Company continues to upgrade and enhance its existing educational facilities and to pursue strategic acquisitions, the Company will likely require additional capital or financing. However, the Company to date has not developed a history of sustained profits. Accordingly, its access to capital on acceptable terms is more limited than it otherwise would be. While Frost-Nevada, Limited Partnership ("Frost-Nevada"), the Company's principal shareholder, has facilitated such financing on the Company's behalf in the past through the exercise of warrants issued to Frost-Nevada and the issuance of guarantee instruments for conventional financing arrangements, the New Jersey Shareholder Protection Act (the "Act") provisions of the NJBCA severely limits Frost-Nevada from assisting in additional financing for the Company. At present, Frost-Nevada holds warrants to purchase 2,150,000 shares of the Company's common stock at an aggregate purchase price in excess of $8,000,000; however, their exercise is subject to the Act under which, absent the approval of the Company's shareholders as described below, a substantial majority of the warrants may not be exercised.

     In general, the Act precludes the Company from engaging in any business combination (as defined in the Act) with an interested shareholder (a beneficial owner of 10% or more of the Company's voting shares) for a period of five years from the date the shareholder became interested. Although that five year period has recently expired with respect to Frost-Nevada, following such five year period, any proposed business combination with an interested shareholder requires the approval of two-thirds of the Company's noninterested shareholders. This requirement prevents Frost-Nevada from exercising additional warrants, advancing funds to the Company on a conventional secured basis or from receiving
reasonable,  arms'-length   compensation   in  exchange  for guarantees  of the

Company's indebtedness given to the Company's lenders. The Act's supermajority, disinterested shareholder approval requirement for any such business combination with an interested stockholder may render the Company unable to complete an arms'-length transaction with an interested stockholder, such as Frost-Nevada; or, even where such shareholder approval can be obtained, the delay inherent in a public company's proxy solicitation and shareholder meeting process may adversely impact the Company's ability to timely raise capital or secure necessary financing.

     Accordingly,   the  Board  of  Directors   believes  that  the   procedural
impediments imposed under the Act substantially impairs the flexibility the Company needs to raise capital or secure financing on a timely basis and serves to increase the costs and uncertainty attendant with such transactions. The Board of Directors further believes that the FBCA provides the Company the ability to negotiate and complete arms'-length transactions with an interested shareholder while affording the Company's shareholders the protections of the Florida Fair Price statute which requires approval of such transactions by a majority of the Company's disinterested directors. See "Comparison of New Jersey and Florida Corporate Law-State Takeover Law." In the event the Reincorporation is effected, Frost-Nevada has advised the Company that it intends to exercise at least an additional 500,000 warrants which will provide additional capital to the Company in excess of $1,500,000. The Board believes that at present the infusion of capital through the exercise of the Frost-Nevada warrants presents a viable and reasonable method to increase its capital base and is in the best interest of shareholders. In addition, the Reincorporation would allow further exercises of warrants held by Frost-Nevada at its discretion in the future without the delay, expense and uncertainty associated with approving such a transaction under the Act.

     An additional reason for the Reincorporation is to conform the Company's legal residence to that of its operating headquarters and situs of substantial operations. Moreover, the Board believes that the FBCA presents an appropriate balance between the rights and protections of shareholders and operating flexibility for the Company.

     The Company automatically will receive the benefits of the FBCA by virtue of becoming a Florida-domiciled corporation pursuant to the Merger, and while changes are being made to the Certificate of Incorporation and By-Laws of the Company as part of the proposed Reincorporation, the Company does not deem any of these changes to be material. See "Comparative Provisions of the Charter and By-Laws of the Company and Whitman Florida." Accordingly, the changes in the rights of shareholders and the rules of corporate governance affecting the Company generally following the Merger would be those resulting from being subject to the FBCA as discussed under "Comparison of New Jersey and Florida Corporate Law."

DISSENTERS' RIGHTS OF APPRAISAL

     Although under New Jersey law shareholders have the right, under certain circumstances, to dissent from certain corporate reorganizations and receive cash for their shares, New Jersey law does not provide for dissenters' rights in connection with the Reincorporation.

FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

     No gain or loss will be recognized by the holders of Common Stock as a result of the Reincorporation. Each shareholder will have the same basis in his shares of Whitman Florida received in the Reincorporation as in the shares of the Company held immediately prior to the Reincorporation, and the holding period of the shares of Whitman Florida include the period during which the corresponding shares of the Company were held, provided such corresponding shares were held as a capital asset at the time of the effectiveness of the Reincorporation.

     In addition, no gain or loss will be recognized by the Company or Whitman Florida as a result of the Reincorporation, and Whitman Florida will generally succeed, without adjustment, to the tax attributed to the Company. Because the Company is based in Florida, it is already qualified to transact business in Florida and pays corporate income taxes in Florida. Accordingly, changing the state of incorporation of the Company is not expected to affect its income and other corporate taxes.

     ALTHOUGH THE COMPANY DOES NOT ANTICIPATE THAT STATE OR LOCAL INCOME TAX CONSEQUENCES TO SHAREHOLDERS WILL VARY FROM THE FEDERAL INCOME TAX CONSEQUENCES DESCRIBED ABOVE, STOCKHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE EFFECT OF THE REINCORPORATION UNDER APPLICABLE STATE AND LOCAL TAX LAWS.

AMENDMENT, DEFERRAL OR TERMINATION OF THE MERGER AGREEMENT

     If approved by the shareholders at the Annual Meeting, it is anticipated that the Reincorporation will become effective at the earliest practicable date. However, the Merger Agreement provides that it may be amended, modified or supplemented before or after approval by the shareholders of the Company; but no such amendment, modification or supplement may be made if it would have a material adverse effect upon the rights of the Company's shareholders unless it has been approved by the shareholders. The Merger Agreement also provides that the Company may terminate and abandon the Merger or defer its consummation for a reasonable period, notwithstanding shareholder approval, if in the opinion of the Board of Directors or, in the case of a deferral, of an authorized officer, such action would be in the best interest of the Company and its shareholders. The Merger Agreement provides that the consummation of the Merger is subject to certain conditions, including the absence of pending or threatened litigation regarding the Reincorporation, and the approval, if necessary, of the Whitman Florida Common Stock for listing on the American Stock Exchange upon official notice of issuance.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

     The Merger Agreement and the Reincorporation proposal have been approved by the Board of Directors of the Company. In order to approve and adopt the Merger Agreement and the Reincorporation proposal, the New Jersey Shareholder Protection Act requires that the Merger be approved by the affirmative vote of the holders of two-thirds of the voting stock not beneficially owned by Frost-Nevada, Limited Partnership, which is considered an "interested stockholder" under such Act.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL AND ADOPTION OF THE MERGER AGREEMENT AND REINCORPORATION PROPOSAL.

     APPROVAL AND ADOPTION OF THE MERGER AGREEMENT AND THE REINCORPORATION PROPOSAL WILL AFFECT CERTAIN RIGHTS OF SHAREHOLDERS. ACCORDINGLY, SHAREHOLDERS ARE URGED TO READ CAREFULLY THE INFORMATION SET FORTH BELOW UNDER THE CAPTION "COMPARISON OF NEW JERSEY AND FLORIDA CORPORATE LAW" AND "COMPARATIVE PROVISIONS OF THE CHARTER AND BY-LAWS OF THE COMPANY AND WHITMAN FLORIDA" SET FORTH BELOW AS WELL AS THE EXHIBITS TO THIS PROXY STATEMENT BEFORE VOTING.

COMPARISON OF NEW JERSEY AND FLORIDA CORPORATE LAW

     Upon consummation of the Reincorporation, the shareholders of the Company, a New Jersey corporation, will become shareholders of Whitman Florida, a Florida corporation. Shareholders should note the following significant differences between the New Jersey Business Corporation Act ("NJBCA" or "New Jersey Law") and the Florida Business Corporation Act (the "FBCA" or "Florida Law") as they affect the rights of shareholders. The following comparison of the NJBCA and the Company's Certificate of Incorporation and By-Laws, on the one hand, and the FBCA and the Whitman Florida's Articles of Incorporation and By-Laws, on the other, is not intended to be complete and is qualified in its entirety by reference to the Company's Certificate of Incorporation and By-Laws and Whitman Florida's Articles of Incorporation and By-Laws. Copies of the Company's Articles of Incorporation and By-Laws are available for inspection at the offices of the Company and copies will be sent to holders of the Common Stock upon request. Copies of Whitman Florida's Articles of Incorporation and By-Laws are attached hereto as Exhibits B and C, respectively.

DISTRIBUTIONS TO SHAREHOLDERS

     A New Jersey corporation may pay dividends unless after payment thereof (i) the corporation would be unable to pay its debts as they become due in the usual course of its business, or (ii) the corporation's total assets would be less than its total liabilities.

     A Florida corporation may pay dividends to shareholders unless after payment thereof (i) the corporation would be unable to pay its debts as they become due in the usual course of its business, or (ii) the corporation's total assets would be less than the sum of its total liabilities and the amount that would be needed if the corporation were to be dissolved at the time of the payment of such dividend to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the dividend. Under Florida Law, a corporation's redemption of its own capital stock is deemed to be a distribution.

DISSENTERS' RIGHTS

     New Jersey Law provides for dissenters' rights to shareholders of a corporation which is party to (i) a plan of merger, except (a) with respect to shares of a class or series which is listed on a national securities exchange or is held on the record date by not less than 1,000 shareholders or (b) where pursuant to the plan of merger such shareholder will receive (I) cash, (II) shares which upon consummation of the merger will either be listed on a national securities exchange or held of record by not less than 1,000 shareholders, or
(III) cash and such securities; (ii) any sale, lease, exchange or other disposition of all or substantially all of the corporation's assets, other than with respect to (I) such transactions duly approved by a majority of the corporation's board of directors and a majority of the votes cast at a duly held shareholders' meeting, (II) shares of a class or series which, at the record date is listed on a national securities exchange or is held of record by not less than 1,000 shareholders, or (iii) a transaction pursuant to a plan of dissolution which provides for distribution of substantially all of the net assets of the corporation to the shareholders within one year after the date of the transaction, where such transaction is solely for cash, securities listed on a national exchange or held by no less than 1,000 shareholders, or cash and such securities.

     The FBCA provides appraisal rights in connection with (i) a merger, except that such rights are not provided when (a) no vote of the shareholders is required for the merger or (b) shares of the corporation are listed on a national securities exchange, traded on the Nasdaq National Market System, or held of record by not fewer than 2,000 shareholders; (ii) a sale of substantially all the assets of a corporation; (iii) amendments to the articles of incorporation that may adversely affect the rights or preferences of shareholders; and (iv) a Control Share Acquisition (as described below).

     The shares of the Company's Common Stock are listed on the American Stock Exchange.

STATE TAKEOVER LAWS

     Under New Jersey Law, a corporation is prohibited from engaging in any business combination with an interested shareholder (i.e., a beneficial owner of 10% or more of the corporation's voting shares) for a period of five years from the date the shareholder first became an interested shareholder unless prior to such date the board of directors approved the business combination. In addition, a corporation is prohibited from ever engaging in any business combination with an interested shareholder unless (i) prior to such date the board of directors approved the business combination, (ii) subsequent to such date the business combination is approved by 66 2/3% of the corporation's noninterested shareholders, or (iii) the cash and fair value of other consideration to be paid per share to all holders of voting shares equals the highest per share price calculated pursuant to various methods set forth in Section 14A:10A-5(c) of the NJBCA (regarding the amount of consideration to be received by noninterested shareholders). Unless the certificate of incorporation provides otherwise, this provision of the NJBCA does not apply to a corporation if the corporation does not have voting shares registered or traded on a national securities exchange or registered with the Securities and Exchange Commission under Section 12(g) of the Securities Exchange Act of 1934, as amended.

     Section 607.0901 of the FBCA, informally known as the "Fair Price Statute," provides that the approval of the holders of two-thirds of the voting shares of a company, other than the shares owned by an Interested Shareholder (i.e., the beneficial owner of more than 10% of the voting shares outstanding ) would be required in order to effectuate certain transactions, including, without limitation, a merger, sale of assets, sale of shares and reclassification of securities involving a corporation and an Interested Shareholder (an "Affiliated Transaction"). The foregoing special voting requirement is in addition to the vote required by any other provision of the FBCA or a corporation's articles of incorporation.

     The special voting requirement does not apply in any of the following four circumstances: (i) the Affiliated Transaction is approved by a majority of the corporation's disinterested directors (as defined in the statute); (ii) the Corporation has not had more than 300 shareholders of record at any time during the three years preceding the announcement date of an Affiliated Transaction;
(iii) the Interested Shareholder has beneficially owned 80% of the corporation's voting shares for five years; (iv) the Interested Shareholder beneficially owns 90% of the corporation's voting shares; or (v) all of the following conditions are met: (A) the cash and fair value of other consideration to be paid per share to all holders of voting shares equals the highest per share price calculated pursuant to various methods set forth in Section 607.0901 of the FBCA, (B) the consideration to be paid in the Affiliated Transaction is in the same form as previously paid by the Interested Shareholder, and (C) during the portion of the three years preceding the announcement date that the Interested Shareholder has been an Interested Shareholder, except as approved by a majority of the disinterested directors, there shall have been no default in payment of preferred stock dividends, no decrease in common stock dividends, no increase in the voting shares owned by the Interested Shareholder, and no benefit to the Interested Shareholder from loans, guaranties or other financial assistance or tax advantages provided by the corporation.

     A corporation may "opt out" of the provisions of Section 607.0901 by electing to do so in its original articles of incorporation or by adopting an amendment to its articles of incorporation or ByLaws opting out and having such amendment approved by the holders of a majority of the voting shares not held by the Interested Shareholder, its affiliates or associates. The amendment will not be effective until 18 months after such vote, and will not apply to any Affiliated Transaction with someone who is an Interested Shareholder on or prior to the effective date of the Amendment. Whitman Florida has not opted out of the provisions of Section 607.0901.

     A corporation also may redefine "disinterested director" for purposes of the application of the statute to that corporation. As set forth above, the special voting requirements to approve an Affiliated Transaction under the FBCA do not apply in various circumstances, including where the Affiliated Transaction is approved by a majority of the corporation's disinterested directors. Whitman Florida has determined that pursuant to the definition of "disinterested directors" provided in Section 607.0901(1)(h) of the FBCA, none of its directors is currently "disinterested" under that statute. Accordingly, as provided in Section 607.0901(1)(h) of the FBCA, Whitman Florida has redefined the term "disinterested director" for the purposes of the application of Section
607.0901  to  Affiliated  Transactions  which  may be  entered  into by  Whitman
Florida.

     A person who inadvertently becomes an Interested Shareholder (for example, as a result of a corporation's repurchase of some of its shares) may promptly divest himself of enough stock to go below the 10% threshold so that no special vote would apply to a transaction with that shareholder, so long as such person has not otherwise been an Interested Shareholder within the five years preceding the first public announcement of the transaction.

     Section 607.0902 of the FBCA, informally known as the "Florida Control Share Acquisition Statute," provides that the voting rights to be accorded Control Shares (as defined below) of a Florida corporation that has (i) 100 or more shareholders, (ii) its principal place of business, its principal office, or substantial assets in Florida and (iii) either (A) more than 10% of its shareholders residing in Florida, (B) more than 10% of its shares owned by Florida residents, or (C) 1,000 shareholders residing in Florida, must be approved by a majority of each class of voting securities of the corporation, excluding those shares held by interested persons, before the Control Shares will be granted any voting rights.

     "Control Shares" are defined in the FBCA to be shares acquired in a Control Share Acquisition (as defined below) that, when added to all other shares of the issuing corporation owned by such person, would entitle such person to exercise, either directly or indirectly, voting power within any of the following ranges:
(a) 20% or more but less than 33% of all voting power of the corporation's voting securities, (b) 33% or more but less than a majority of all voting power of the corporation's voting securities, or (c) a majority or more of all of the voting power of the corporation's voting securities. A "Control Share Acquisition" is defined in the FBCA as an acquisition, either directly or indirectly, by any person of ownership of, or the power to direct the exercise of voting power with respect to, outstanding Control Shares. Section 607.0902 also states that, if provided in the articles of incorporation or by-laws of a corporation prior to their acquisition, Control Shares may be redeemed by the corporation for fair value in certain circumstances. Finally, unless otherwise provided in a corporation's articles of incorporation or by-laws prior to a Control Share Acquisition, in the event Control Shares are accorded full voting rights and the acquiring person has acquired Control Shares with a majority or more of all voting power, all Shareholders shall have dissenters' rights. Neither Whitman Florida's Articles of Incorporation nor By-Laws provide otherwise.

     Section 607.0902 further provides that, in certain circumstances, an acquisition of shares that otherwise would be governed by its provisions does not constitute a Control Share Acquisition. Among such circumstances are acquisitions of shares approved by the corporation's board of directors and mergers effected in compliance with the applicable provisions of the FBCA, if the corporation is a party to the agreement of merger.

LIABILITY OF DIRECTORS

     Under New Jersey Law a director may be held personally liable for monetary damages ensuing from such director's breach of his fiduciary duties to the corporation. New Jersey Law permits a corporation to limit a director's exposure to such liability; however, a director of a New Jersey corporation cannot be relieved of such liability for (i) breach of such director's duty of loyalty, (ii) acts or omissions not in good faith or constituting intentional misconduct or knowing violation of the law, or (iii) acts or omissions which result in receipt of any improper personal benefit.

     Florida Law provides that a director is not personally liable for monetary damages to the corporation or any other person for any act or omission as a director unless the director breached or failed to perform his statutory duties as a director and such breach or failure (1) constitutes a violation of criminal law, unless the director had reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful, (2) constitutes a transaction from which the director derived an improper personal benefit, (3) results in an unlawful distribution, (4) in a derivative action or an action by a shareholder, constitutes conscious disregard for the best interests of the corporation or willful misconduct, or (5) in a proceeding other than a derivative action or an action by a shareholder, constitutes recklessness or an act or omission which was committed in bad faith or with malicious purpose or in a manner exhibiting wanton and willful disregard of human rights, safety or property.

INDEMNIFICATION

     Under both New Jersey Law and Florida Law, a corporation may generally indemnify its officers, directors, employees and agents against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement of any proceedings (other than derivative actions), if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. A similar standard is applicable in derivative actions, except that indemnification may be made only for (1) expenses (including attorneys' fees) and certain amounts paid in settlement, and (2) in the event the person seeking indemnification has been adjudicated liable, amounts deemed proper, fair and reasonable by the appropriate court upon application thereto. Both New Jersey Law and Florida Law provide that to the extent that such persons have been successful in defense of any proceeding, they must be indemnified by the corporation against expenses actually and reasonably incurred in connection therewith. Florida Law also provides that, unless a corporation's articles of incorporation provide otherwise, if a corporation does not so indemnify such persons, they may seek, and a court may order, indemnification under certain circumstances even if the board of directors or shareholders of the corporation have determined that the persons are not entitled to indemnification. The By-Laws of both the Company and Whitman Florida provide that directors and officers will be indemnified to the fullest extent permitted by law.

DERIVATIVE ACTIONS

     Under New Jersey Law, a person may not bring a derivative action unless the person was a shareholder of the corporation at the time of the challenged transaction or unless the person acquired the shares by operation of law from a person who was a shareholder at such time. In any such action, the court, upon final disposition of the action and a finding that such action was brought without reasonable cause, may require the plaintiff shareholder to pay the defendant's reasonable expenses incurred in connection with the defense of such action, including attorneys' fees. In addition, the NJBCA provides that, in the case of a derivative suit brought by a holder of less than 5% of the corporation's voting shares, which shares have a fair market value no greater than $25,000.00, the corporation may require such holder to post security for the reasonable expenses, including attorneys' fees, that may be incurred by the defendant.

     Florida Law also provides that a person may not bring a derivative action unless the person was a shareholder of the corporation at the time of the challenged transaction or unless the person acquired the shares by operation of law from a person who was a shareholder at such time. The FBCA provides that a complaint in a derivative proceeding must be verified and must allege with particularity that a demand was made to obtain action by the board of directors and that the demand was refused or ignored. Under the FBCA, a derivative proceeding may be settled or discontinued only with court approval, and the court may dismiss a derivative proceeding if the court finds that certain independent directors (or a committee of independent persons appointed by such directors) have determined in good faith after conducting a reasonable investigation that the maintenance of the action is not in the best interests of the corporation. Florida Law also provides that if an action was brought without reasonable cause the court may require the plaintiff to pay the corporation's reasonable expenses, and if the plaintiff is successful the court may require the corporation to pay the reasonable expenses of the plaintiff.

SPECIAL MEETING OF SHAREHOLDERS

     The NJBCA provides that a special meeting of the shareholders may be called by the president, the board of directors, or such other officers, directors or shareholders as the By-Laws of the corporation may provide.

     The FBCA provides that a special meeting of  shareholders  can be called by
(i) the board of directors; (ii) the persons authorized by the articles of incorporation or By-Laws; or (iii) the holders of not less than 10% of all votes entitled to be cast on any issue to be considered at the proposed special meeting. A corporation's articles of incorporation can require a higher percentage of votes, up to a maximum of 50% to call a special meeting of shareholders. Whitman Florida's Articles of Incorporation include a provision requiring 50% of all votes to call a special meeting of shareholders.

VOTE REQUIRED FOR MERGERS

     The NJBCA provides that the sale, lease, exchange or disposal of all, or substantially all, of the assets of a New Jersey corporation, not in the ordinary course of business, as well as any merger, consolidation or share exchange, generally must be recommended by the Board of Directors and approved by a vote of a majority of the shares of each class of the stock of the corporation entitled to vote on such matters. Under the NJBCA, the vote of the shareholders of a corporation surviving a merger is not required if: (i) the
articles   of   incorporation   of   the   surviving   corporation   will   not
substantially differ from its articles before the merger; (ii) each shareholder of the surviving corporation before the effective date will hold the same number of shares, with identical designations, preferences, limitations and relative rights immediately after the merger; (iii) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issuable on conversion of other securities or on exercise of rights and warrants issued pursuant to the merger does not exceed by more than 40% the total number of voting shares of the surviving corporation outstanding immediately before the merger; and (iv) the number of "Participating Shares" (as hereinafter defined) outstanding immediately after the merger, plus the number of Participating Shares issuable on conversion of other securities or on exercise of rights and warrants issued pursuant to the merger does not exceed by more than 40% the total number of Participating Shares of the surviving corporation outstanding immediately before the merger. "Participating Shares" are those shares that entitle the holders thereof to participate without limitation in distributions.

     The FBCA provides that the sale, lease, exchange or disposal of all, or substantially all, of the assets of a Florida corporation, not in the ordinary course of business, as well as any merger, consolidation or share exchange, generally must be recommended by the Board of Directors and approved by a vote of a majority of the shares of each class of the stock of the corporation entitled to vote on such matters. Under the FBCA, the vote of the shareholders of a corporation surviving a merger is not required if: (i) the articles of incorporation of the surviving corporation will not substantially differ from its articles before the merger; and (ii) each shareholder of the surviving corporation before the effective date will hold the same number of shares, with identical designations, preferences, limitations and relative rights immediately after the merger.

MERGER WITH SUBSIDIARY

     Under the NJBCA, a parent corporation may merge into itself, without shareholder approval, a subsidiary of which it owns at least 90% of the outstanding shares of each class of stock. The FBCA permits such a merger of a subsidiary without shareholder approval if 80% of each class of stock of the subsidiary is owned by the parent corporation.

SHAREHOLDER INSPECTION OF BOOKS AND RECORDS

     Under the NJBCA, any person who was a shareholder of a corporation for at least six months immediately preceding his demand, or any person holding at least 5% of the outstanding shares of any class or series of securities, upon five days written demand, has the right for any proper purpose to examine in person or by agent or attorney, during usual business hours, the minutes of the proceedings of such corporation's shareholders and record of shareholders and to make extracts therefrom. In addition, upon the written request of any shareholder, a corporation must mail to such shareholder its balance sheet as at the end of the preceding fiscal year, and its profit and loss and surplus statements for such fiscal year.

     Under the FBCA, a shareholder is entitled to inspect and copy the articles of incorporation, by-laws, certain board and shareholder resolutions, certain written communications to shareholders, a list of the names and business addresses of the corporation's directors and officers, and the corporation's most recent annual report, during regular business hours if the shareholder gives at least five business days' prior written notice to the corporation. In addition, a shareholder of a Florida corporation is entitled to inspect and copy other books and records of the corporation during regular business hours if the shareholder gives at least five business days' prior written notice to the corporation and (1) the shareholder's demand is made in good faith and for a proper purpose, (2) the demand describes with particularity its purpose and the records to be inspected or copied, and (3) the requested records are directly connected with such purpose. Florida Law also provides that a corporation may deny any demand for inspection if the demand was made for an improper purpose or if the demanding shareholder has, within two years preceding such demand, sold or offered for sale any list of shareholders of the corporation or any other corporation, has aided or abetted any person in procuring a list of shareholders for such purpose or has improperly used any information secured through any prior examination of the records of the corporation or any other corporation.

QUORUM FOR SHAREHOLDER MEETINGS

     Under both New Jersey and Florida Law, unless otherwise provided in a corporation's articles of incorporation (but not its by-laws), a majority of shares entitled to vote on a matter constitutes a quorum at a meeting of shareholders. Under Florida Law, in no event may a quorum consist of less than one-third of the shares entitled to vote on such matter.

COMPARATIVE PROVISIONS OF THE CHARTER AND
BY-LAWS OF THE COMPANY AND WHITMAN FLORIDA

     The following discussion sets forth a summary of the substantive differences between the charter and by-laws of the Company and the charter and by-laws of Whitman Florida. This summary does not purport to be a complete discussion of the provisions of each of the organic documents of the Company and Whitman Florida, and shareholders are urged to refer to complete copies of the articles of incorporation and by-laws of Whitman Florida attached hereto as Exhibits B and C, respectively, and copies of the certificate of incorporation and by-laws of the Company which are available for inspection at the offices of the Company and copies of which will be provided to the Company's shareholders upon request.

CHARTER

     Other than the name of the Company and the Company's registered office, the only substantive difference between the Company's Certificate of Incorporation and Whitman Florida's Articles of Incorporation is contained in Article VII of Whitman Florida's Articles of Incorporation, which requires that, in order for any special meeting of the shareholders to be duly called by shareholders, 50% of all of the votes entitled to be cast on any issue proposed to be considered at such special meeting must sign, date and deliver to the corporate secretary one or more written demands for the meeting, describing the purpose or purposes for which it is to be held.

BY-LAWS

     RECORD DATE

     Under the Company's By-Laws, the board of directors may set a record date for any lawful purpose in connection with a shareholders' meeting, which record date must be no more than 60 days nor less than 10 days preceding the date of the meeting. Under Whitman Florida's By-Laws, the record date must be no more than 70 days preceding the meeting.

     CONDUCT OF BUSINESS WITHOUT MEETING BY SHAREHOLDERS

     The Company's By-Laws provide that any action required or permitted to be taken by the shareholders may be taken without a meting provided that (i) unanimous written consent of all shareholders entitled to vote thereon is obtained, or (ii) a majority of the shares entitled to vote on any given action execute written consents to such action, and, no less than 10 days in advance of the effective date of such action (or, in the case of mergers, dispositions, sales of substantially all of the corporation's assets and similar transactions, 20 days in advance of the effective date), written notice is given to those shareholders who were entitled to vote thereon and did not execute a written consent thereto. Whitman Florida's By-Laws provide for shareholder action without a meeting provided a majority of the shares entitled to vote on any given action execute written consents to such action, and, within 10 days after obtaining such written consent, written notice is given to those shareholders who were entitled to vote thereon and did not execute a written consent thereto.

     NUMBER OF DIRECTORS

     The Company's By-Laws provide for a minimum of five and a maximum of nine directors. Whitman Florida's By-Laws provide for a minimum of five but no maximum number of directors.

     VACANCIES OF OFFICERS

     The Company's By-Laws provide that vacancies of any office shall be filled by the board of directors. Whitman Florida's By-Laws are silent on the filling of officer vacancies; however, the board of directors may also fill officer vacancies under Florida law.

     SHAREHOLDER INSPECTION RIGHTS

     The Company's By-Laws provide that any person who has been a shareholder for at least six months or who holds at least 5% of the Company's outstanding shares shall be entitled to inspect the Company's records upon five days written notice. Whitman Florida's By-Laws give such inspection rights to any shareholder.

             APPROVAL OF THE COMPANY'S EMPLOYEE STOCK PURCHASE PLAN
                                  (ITEM NO. 3)

         The Board of Directors adopted the Whitman Education Group, Inc. Employee Stock Purchase Plan (the "Purchase Plan") on August 11, 1997. The Purchase Plan becomes effective October 1, 1997, subject to the approval of the Company's stockholders. The Purchase Plan is an employee benefit plan that offers eligible employees the opportunity to purchase shares of common stock through regular payroll deductions. The Purchase Plan is intended to encourage all Company employees to acquire an equity interest in the Company in order to share in the Company's future growth and success. Funds received under the Purchase Plan may be used for any general corporate purpose. The following description of the Purchase Plan is only a summary and is qualified in its entirety by reference to the full text of the Purchase Plan, which is attached to this Proxy Statement as Exhibit D.

GENERAL

         Eligibility; Available Shares; Administration; Amendment and Termination. All employees who have been employed by the Company for at least 90 days on the first day of any offering period are eligible to participate in the Purchase Plan, except employees who are owners of more than 5% of the common stock of the Company. As of the Record Date, there were approximately _____ employees eligible to participate in the Purchase Plan. The Purchase Plan authorizes the issuance of up to 250,000 shares of common stock. However, the number of shares issuable under the Purchase Plan will be adjusted for stock dividends, stock splits, reclassifications and other changes affecting the Company's common stock. On the Record Date, the market value of a share of common stock was $_______. The Purchase Plan operates pursuant to procedures and guidelines set forth in the Purchase Plan itself. The Purchase Plan is administered by the Compensation Committee of the Board of Directors (the "Committee"), or in the absence of such committee, by the full Board. The Board of Directors may, in its discretion, terminate the Purchase Plan or amend it in any respect, except that (a) no amendment may cause the Purchase Plan to fail to comply with Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"); and (b) if stockholder approval of any such amendment is required by
Section 423 of the Code, the amendment will become effective only upon obtaining such approval.

STOCK PURCHASES UNDER THE PURCHASE PLAN

         Payroll Deduction. At least 14 days prior to the beginning of an offering period, each eligible employee may elect to purchase shares of common stock by completing a payroll deduction authorization form directing the Company to deduct from one to ten percent of the employee's compensation. Beginning on each offering commencement date, deductions shall be made from the pay of each eligible employee who has completed a payroll deduction authorization form in the amount specified on such employee's form and that amount shall be allocated to each such participating employee's account. On the last day of each offering period, the aggregate amount allocated to each such employee's account shall be used to purchase shares of common stock from the Company. The price for each share of Common Stock purchased under the Plan will be 90% of the closing price of the common stock on the last trading day of the offering period.

         OFFERING PERIODS. There are four quarterly offering periods each year. The offering period begin on the first trading date of January, April, July and October every year and end on the last trading date of March, June, September and December, respectively. The number and length of offering periods each year is subject to amendment by the Committee.

         LIMITATION ON AGGREGATE AMOUNT OF SHARES PURCHASED. No employee may purchase in one calendar year shares of Common Stock having an aggregate fair market value in excess of $25,000.

         TERMINATION OF EMPLOYMENT. If an employee terminates employment for any reason, retires, or dies during an offering period, no payroll deduction will be taken from any pay due and owing to the employee and the balance in the employee's payroll deduction account will be paid to the employee, or in the event of the employee's death, to the employee's properly designated beneficiary. In the absence of a designated beneficiary, the employee's payroll deduction account will be paid to the executor or administrator of the employee's estate, or to such other person(s) as may be designated by the Company in accordance with the terms of the Purchase Plan.

FEDERAL INCOME TAX CONSEQUENCES

         The Purchase Plan is intended to qualify as an "employee stock purchase plan" under the provisions of Sections 421 and 423 of the Code. Under these provisions, a participant may become liable for federal income tax upon disposition of the shares acquired. The character of any gain or loss upon disposition will depend upon how long the shares have been held by the participant.

         There are no federal income tax consequences to the Company by reason of the issuance of the shares pursuant to the Purchase Plan. The Company is only entitled to a deduction for amounts taxed as ordinary income to a participant in the event that ordinary income must be reported by a participant upon disposition of shares before the expiration of two years after the right to purchase is granted or within one year after the stock is acquired (a "disqualifying disposition"). Under a disqualifying disposition, the Company would be able to take a tax deduction for the difference between the purchase price and the fair market value of the stock at the date the right to purchase is exercised. Participants are required to notify the Company of any disposition of shares acquired under the Purchase Plan within two years from the date of acquisition.

         The foregoing discussion is not a complete description of the federal income tax aspects of participation in the Purchase Plan. Furthermore, no information is given with respect to state or local taxes or foreign laws that may be applicable. Participants in the Purchase Plan are encouraged to review applicable tax rules and regulations and consult a tax advisor.

STOCKHOLDER APPROVAL

         Approval of the Purchase Plan will require the affirmative vote of the holders of a majority of the shares of the Company's common stock present in person or by proxy at the Annual Meeting. If the stockholders fail to approve the Purchase Plan, the Purchase Plan will terminate automatically with no rights having been granted thereunder.


          THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR
                THE APPROVAL OF THE EMPLOYEE STOCK PURCHASE PLAN




INDEPENDENT AUDITORS

     Ernst & Young, independent public accountants, was appointed by the Board of Directors to audit the Company's financial statements for fiscal 1997. This firm has acted as independent public accountants for the Company since 1992. Representatives of Ernst & Young are expected to attend the Annual Meeting and will have an opportunity to make a statement if they desire and to respond to appropriate questions raised by shareholders.



OTHER INFORMATION

SHAREHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

     Any shareholder proposals intended to be presented at the Company's 1998 annual meeting of shareholders must be received by the Secretary, Whitman Education Group, Inc., 4400 Biscayne Boulevard, 6th Floor, Miami, Florida 33137, no later than ___________ __, 1998, in order to be considered for inclusion in the Company's proxy statement and form of proxy card relating to such meeting.

OTHER BUSINESS

     As of the date of this proxy statement, the Board of Directors knows of no business to be presented at the Annual Meeting other than as set forth in this proxy statement. If other matters properly come before the meeting, the persons named as proxies will vote on such matters in their discretion.

GENERAL

     All properly executed proxies delivered pursuant to this solicitation and not revoked shall be voted at the Annual Meeting in accordance with the directions given. In voting by proxy in regard to the election of eight directors who shall serve until the 1998 Annual Meeting of Shareholders, shareholders may vote in favor of each nominee or withhold their votes as to a specific nominee. Shareholders should specify their choices on the enclosed proxy card. With respect the Reincorporation of the Company under the laws of Florida and the approval of the Company's Employee Stock Purchase Plan, shareholders may vote in favor of, may vote against, or may abstain from voting on such proposal. If no specific instructions are given the shares represented by the proxy will be voted FOR the election of all directors, FOR the Reincorporation of the Company under the laws of the State of Florida and FOR approval of the Company's Employee Stock Purchase Plan.



                                               Richard B. Salzman, Secretary

__________ ____, 1997

                                                            EXHIBIT A

                          PLAN AND AGREEMENT OF MERGER


         THIS PLAN AND AGREEMENT OF MERGER, dated ____________, 1997 (the "Agreement"), is entered into between WHITMAN REINCORPORATION, INC., a Florida corporation ("Florida") and WHITMAN EDUCATION GROUP, INC., a New Jersey corporation ("Whitman").

                                    RECITALS

     A. Whitman is a corporation duly organized and existing under the laws of the State of New Jersey.

     B. Florida is a corporation duly organized and existing under the laws of the State of Florida.

     C. Whitman has an aggregate authorized capital of 100,000,000 shares of Common Stock, no par value per share (the "Whitman Common Stock"), of which ___________ shares were duly issued and outstanding as of the date hereof.

     D. Florida has an aggregate authorized capital stock of 100,000,000 shares of Common Stock, no par value (the "Florida Common Stock"), of which 100 shares were duly issued and outstanding as of the date hereof.

     E. The respective Boards of Directors of Whitman and Florida have determined that it is advisable and in the best interest of each such corporation that Whitman merge with and into Florida upon the terms and subject to the conditions of this Plan and Agreement of Merger for the purposes of effecting the reincorporation of Whitman in the State of Florida.

     F. The respective Boards of Directors of Whitman and Florida have, by resolutions duly adopted, approved and adopted this Plan and Agreement of Merger. Whitman has adopted this Plan and Agreement of Merger as the sole stockholder of Florida and the Board of Directors of Whitman has directed that this Plan and Agreement of Merger be submitted to a vote of its shareholders. The affirmative vote of the holders of two-thirds of the shares of the Company's Common Stock not held

262490-1
                                        1
by Frost-Nevada, Limited Partnership must approve this Plan and Agreement of Merger before it may become effective.

     G. The parties intended that this Plan and Agreement of Merger effect a "reorganization" under Section 368 of the Internal Revenue Code of 1986, as amended.

                                    AGREEMENT

     In consideration of the Recitals and of the mutual agreements contained in this Agreement, the parties hereto agree as set forth below.

     1. MERGER. Whitman shall be merged with and into Florida (the "Merger").

     2. EFFECTIVE DATE. The Merger shall become effective immediately upon the later of the filing of this Agreement or a certificate of merger with the Secretary of State of New Jersey in accordance with the New Jersey Business Corporation Act and the filing of articles of merger with the Secretary of State of Florida in accordance with the Florida Business Corporation Act. The time of such effectiveness is hereinafter called the "Effective Time."

     3. SURVIVING CORPORATION. Florida shall be the surviving corporation of the Merger and shall continue to be governed by the laws of the State of Florida. On the Effective Time, the separate corporate existence of Whitman shall cease.

     4. NAME OF SURVIVING CORPORATION. On the Effective Time, the Articles of Incorporation of Florida shall be amended to change the name of Florida to "Whitman Education Group, Inc."

     5. CERTIFICATE OF INCORPORATION. Except as provided in Section 4, the Articles of Incorporation of Florida as it exists on the Effective Time shall be the Articles of Incorporation of Florida following the Effective Time, unless and until the same shall thereafter be amended or repealed in accordance with the laws of the State of Florida.

     6. BYLAWS. The Bylaws of Florida as they exist on the Effective Time shall be the Bylaws of Florida following the Effective Time, unless and until the same shall be amended or repealed in accordance with the provisions thereof and the laws of the State of Florida.

     7. BOARD OF DIRECTORS AND OFFICERS. The members of the Board of Directors and the officers of Whitman immediately prior to the Effective Time shall be the

262490-1
                                        2
members  of   the  Board  of  Directors  and  the  officers,  respectively,  of
Florida following the Effective Time, and such persons shall serve in such offices for the terms provided by law or in the Bylaws, or until their respective successors are elected and qualified.

     8. SUCCESSION. At the Effective Time, the separate corporate existence of Whitman shall cease, and Florida, as the surviving corporation, shall possess all the rights, privileges, powers and franchises of a public or private nature and shall be subject to all the restrictions, disabilities and duties of Whitman and all the rights, privileges, powers and franchises of Whitman, and all property, real, personal and mixed and all debts due to Whitman on whatever account, as well as for share subscriptions and all of the things in action, shall be vested in Florida as the surviving corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter the property of Florida as the same were of Whitman, and the title to any real estate vested by deed or otherwise shall not revert or be in any way impaired by reason of the Merger, but all rights of creditor and liens upon any property of Whitman shall be preserved unimpaired, and all debts, liabilities and duties of Whitman shall thenceforth attach to Florida, as the surviving corporation of the Merger, and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it; provided, however, that such liens upon property of Whitman shall be limited to the property affected thereby immediately prior to the Merger. All corporate acts, plans, policies, agreements, arrangements, approvals and authorizations of Whitman, its shareholders, Board of Directors and committees thereof, officers and agents which were valid and effective immediately prior to the Effective Time, shall be taken for all purposes as the acts, plans, policies, agreements, arrangements, approvals and authorizations of Florida, its shareholders, Board of Directors and committees thereof, respectively, and shall be effective and binding thereon as the same with respect to Whitman; and Florida shall indemnify and hold harmless the officers and directors of each of the parties hereto against all such debts, liabilities and duties and against all claims and demands arising out of the Merger.

     9. CONVERSION OF SHARES. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof: (a) each share of Whitman Common Stock outstanding immediately prior to the Effective Time shall be converted into, and shall become, one fully paid and nonassessable share of Florida Common Stock;

262490-1
                                        3

          (b) the 100 shares of Florida Common Stock issued and outstanding in the name of Whitman shall be canceled and retired, and no payment shall be made with respect thereto, and such shares shall resume the status of unauthorized and unissued shares of Florida Common Stock.

     10. STOCK CERTIFICATES. At and after the Effective Time, all of the outstanding certificates which immediately prior to the Effective Time represent shares of Whitman Common Stock shall be deemed for all purposes to evidence ownership of, and to represent shares of, Florida Common Stock into which the shares of Whitman Common Stock formerly represented by such certificates have been converted as herein provided. The registered owner on the books and records of Whitman or its transfer agent of any such outstanding stock certificates shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to Florida, as the surviving corporation, or its transfer agent, have and shall be entitled to exercise any voting or other rights with respect to and to receive any dividends and other distributions upon shares of Florida Common Stock evidenced by such outstanding certificate as above provided. Nothing herein contained shall be deemed to require the holder of any shares of Whitman Common Stock to surrender the certificate or certificates representing such shares in exchange for a certificate or certificates representing shares of Florida Common Stock.

     11. STOCK OPTIONS, WARRANTS AND OTHER RIGHTS. Forthwith upon the Effective Time, each stock option, stock warrant, convertible debt instrument and other right to subscribe for or purchase shares of Whitman Common Stock shall be converted into a stock option, stock warrant or other right to subscribe for or purchase the same number of shares of Florida Common Stock, and each certificate, agreement, note or other document representing such stock option, stock warrant or other right to subscribe for or purchase shares of Whitman Common Stock shall for all purposes be deemed to evidence the ownership of a stock option, stock warrant or other right to subscribe for or purchase shares of Florida Common Stock. As of the Effective Time, Florida hereby assumes the Company's 1996 Stock Option Plan and all obligations of Whitman under such Plan including the outstanding rights or options or portions thereof granted pursuant to the Plan and otherwise.

262490-1
                                        4

     12. OTHER EMPLOYEE BENEFIT PLANS. As of the Effective Time, Florida, as the surviving corporation of the Merger, hereby assumes all obligations of Whitman under any and all employee benefit plans in effect as of the Effective Time or with respect to which employee rights or accrued benefits are outstanding as of the Effective Time. 13. CONDITIONS. The consummation of the Merger is subject to satisfaction of the following conditions prior to the Effective Time: (a) the Merger shall have received the requisite approval of the holders of Whitman Common Stock and all necessary actions shall have been taken to authorize the execution, deliver and performance of this Plan and Agreement of Merger by Whitman and Florida.

          (b) All approvals and consents necessary or desirable, if any, in connection with the consummation of the Merger shall have been obtained.

          (c) no suit, action, proceeding or other litigation shall have been commenced or threatened to be commenced which, in the opinion of Whitman or Florida, would pose a material restriction on or impair consummation of the Merger, performance of this Plan and Agreement of Merger or the conduct of the business of Florida after the Effective Time, or create a risk of subjecting Whitman or Florida, or their respective shareholders, officer or directors, to material damages, costs, liability and other relief in connection with the Merger or this Plan and Agreement of Merger.

          (d) the shares of Florida Common Stock to be issued or reserved for issuance shall, if required, have been approved for listing on the American Stock Exchange upon official notice of issuance.

     14. DEFERRAL OR ABANDONMENT. At any time prior to the Effective Time, this Plan and Agreement of Merger may be terminated and the Merger may be abandoned or the time of consummation of the Merger may be deferred for a reasonable time by the Board of Directors of either Whitman or Florida or both, notwithstanding approval of this Plan and Agreement of Merger by the shareholders of Whitman or the stockholders of Florida, or both, if circumstances

262490-1
                                        5
arise which, in the opinion of the Board of Directors of Whitman or Florida, make the Merger inadvisable or such deferral of the time of the consummation thereof advisable.

     15. AMENDMENT. The Board of Directors of the parties hereto may amend this Agreement at any time prior to the Effective Time; provided that an amendment made subsequent to the approval of this Agreement by the stockholders of either of the parties hereto shall not:

          (a) change the amount or kind of shares, securities, cash, property or rights to be received in exchange for or on conversion of all or any of the shares of the parties hereto,

          (b)  change any term of the Articles of Incorporation of Florida, or

          (c) change any other terms or conditions of this Agreement if such change would adversely affect the holder of any capital stock of either party hereto.

     16. REGISTERED OFFICE. The registered office of Florida in the State of Florida is located at 4400 Biscayne Boulevard, 6th Floor, Miami, Florida 33137, and Richard B. Salzman is the registered agent of Florida at such address.

     17. INSPECTION OF AGREEMENT. Executed copies of this Agreement will be on file at the principal place of business of Florida at 4400 Biscayne Boulevard, 6th Floor, Miami, Florida 33137. A copy of this Agreement shall be furnished by Florida, on request and without cost, to any stockholder of either Whitman or Florida.

     18. GOVERNING LAW. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Florida.

     19. SERVICE OF PROCESS. On and after the Effective Time, Florida agrees that it may be served with process in Florida in any proceeding for enforcement of any obligation of Whitman or Florida arising from the Merger.

     20.  DESIGNATION  OF NEW  JERSEY  SECRETARY  OF STATE AS AGENT FOR SERVE OF
PROCESS. On and after the Effective Time, Florida irrevocably appoints the Secretary of State of the State of New Jersey as its agent to accept service of process in any suit or other proceeding to enforce the rights of any



262490-1
                                        6
stockholders of Whitman or Florida arising from the Merger. The New Jersey Secretary of State is requested to mail a copy of such process to Florida at 4400 Biscayne Boulevard, 6th Floor, Miami, Florida 33137, Attention: Richard B. Salzman.

     21. COUNTERPARTS. This Plan and Agreement of Merger may be executed in any number of counterparts, each of which when taken alone shall constitute an original instrument and when taken together shall constitute one and the same Agreement.

     IN WITNESS WHEREOF, each of the parties hereto, pursuant to authority duly granted by their respective Board of Directors, has caused this Plan and Agreement of Merger to be executed, respectively, by its President and attested by its Secretary.

ATTEST:                                    WHITMAN REINCORPORATION, INC.,
                                           a Florida corporation


------------------------------------     By:----------------------------------
Secretary                                     President


ATTEST:                                    WHITMAN EDUCATION GROUP, INC.,
                                           a New Jersey corporation



------------------------------------     By:----------------------------------
Secretary                                     President


262490-1
                                        7

                                                       EXHIBIT B

                            ARTICLES OF INCORPORATION

                                       OF

                          WHITMAN REINCORPORATION, INC.


                                ARTICLE I - NAME

         The  name  of  the  corporation  is  "Whitman  Reincorporation,   Inc."
(hereinafter called the "Corporation").

                             ARTICLE II - ADDRESS OF
                      PRINCIPAL OFFICE AND MAILING ADDRESS
         The address of the principal office of the Corporation and the mailing address of the Corporation are 4400 Biscayne Boulevard, 6th Floor, Miami, Florida 33137.

                           ARTICLE III - CAPITAL STOCK
         The aggregate number of shares which the Corporation shall have the authority to issue is 100,000,000 shares of Common Stock, no par value.

                      ARTICLE IV - INITIAL REGISTERED AGENT
         The street address of the initial registered office of the Corporation is 4400 Biscayne Boulevard, 6th Floor, Miami, Florida 33137; and the name of the initial registered agent of the Corporation at that address is Richard B. Salzman, Esq.

                             ARTICLE V- INCORPORATOR
         The  name  and  address  of  the  person   filing  these   Articles  of
Incorporation are Richard B. Salzman, Esq., 4400 Biscayne Boulevard, 6th Floor, Miami, Florida 33137.

                              ARTICLE VI - PURPOSE
         The  Corporation is organized for the purpose of transacting any or all
lawful  business  for   corporations   organized  under  the  Florida   Business
Corporation Act.

                 ARTICLE VII - SPECIAL MEETINGS OF SHAREHOLDERS
         The shareholders of the Corporation may not call a special meeting of shareholders unless the holders of at least fifty percent (50%) of all of the votes entitled to be cast on any issue proposed to be considered at the proposed special meeting sign, date and deliver to the Corporation's secretary one or more written demands for the meeting describing the purpose or purposes for which it is to be held.

                     ARTICLE VIII - AFFILIATED TRANSACTIONS
         For purposes of Section 607.0901 of the Florida Business Corporation Act pursuant to Section 607.0901(1)(h) thereof, the term "disinterested director" shall mean a director who is not, at the time such determination is made, an "interested shareholder" of the Corporation (as defined in Section 607.0901(1)(k)) or the spouse, parent, child or sibling of an interested shareholder.

         IN WITNESS WHEREOF, the undersigned Incorporator has executed these Articles of Incorporation on __________ _____, 1997.



                                 ---------------------------------------------
                                   Richard B. Salzman
                                   Incorporator

                            ACCEPTANCE OF APPOINTMENT

                                       OF

                                REGISTERED AGENT


         The undersigned, having been appointed as the registered agent of Whitman Reincorporation, Inc., in the foregoing Articles of Incorporation, accepts such appointment and acknowledges that he is familiar with, and accepts, the obligations of such position, including those set forth in Section 607.0501 of the Florida Statutes.


                                        ---------------------------------------
                                          Richard B.  Salzman
                                          Registered Agent

                                                              EXHIBIT C

                                     BYLAWS

                                       OF

                          WHITMAN REINCORPORATION, INC.
                              A FLORIDA CORPORATION



                                    ARTICLE I
                            MEETINGS OF SHAREHOLDERS

     SECTION 1. ANNUAL MEETINGS. The annual meeting of the shareholders for the election of directors and for the transaction of such other business as may properly come before the meeting shall be held at the date and time designated by the board of directors.

     SECTION 2. SPECIAL MEETINGS. Special meetings of the shareholders shall be called upon the written request of the chairman, the chief executive officer or the board of directors by action at a meeting, a majority of directors acting without a meeting, or (as provided by the Articles of Incorporation) shareholders holding at least 50% of the Corporation's stock entitled to vote at the meeting. The written request for the special meeting shall specify the purpose or purposes of the meeting. Only business within the purposes described in the notice required by Section 4 of this Article may be conducted at the special meeting.

     SECTION 3. PLACE OF MEETINGS. Meetings of the shareholders will be held at the principal place of business of the Corporation or at such other place, within or outside of Florida, as is designated by the board of directors.

     SECTION 4. NOTICE OF MEETINGS. A written notice of each meeting of shareholders, signed by the secretary or the persons authorized to call the meeting, shall be mailed to each shareholder entitled to vote at the meeting at the address as it appears on the records of the Corporation, not less than 10 nor more than 60 days before the date set for the meeting. The notice shall state the time and place the meeting is to be held, and, if the notice relates to a special meeting, shall also state the purposes for which the meeting is called. The record date for determining shareholders entitled to notice of and to vote at the meeting will be the date fixed by board of directors. A notice of meeting shall be sufficient for the meeting and any adjournment of the meeting. Any shareholder may waive notice of a meeting before, at or after the meeting.

     SECTION 5. QUORUM. A majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum for the transaction of business at a meeting of shareholders. A majority of shareholders represented in person or by proxy at a meeting of shareholders, even if less than a quorum, may adjourn the meeting form time to time and place to place without further notice until a quorum is present.

     SECTION 6. SHAREHOLDER VOTING. If a quorum is present at a meeting of shareholders, the action on a matter is approved if the votes cast in favor of the action exceed the votes cast opposing the action, except as otherwise provided in Section 2 of Article II, the articles of incorporation or applicable law. Each outstanding share shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders.

     SECTION 7. RECORD DATE. The board of directors may fix a record date for any lawful purpose, including, without limiting the generality of the foregoing, the determination of shareholders entitled to (1) receive notice of or to vote at any meeting of shareholders or any adjournment thereof or to express consent to corporate action in writing without a meeting, (2) receive payment of any dividend or other distribution or allotment of any rights, or (3) take any other action. The record date shall not be more than 70 days preceding the date of such meeting, the date fixed for the payment of any dividend or distribution, or the action requiring a determination of shareholders.

     SECTION 8. PROXIES. A shareholder entitled to vote at any meeting of shareholders or any adjournment thereof (or another entitled to vote on behalf of the shareholder as a matter of law) may vote in person or by proxy executed in writing and signed by the shareholder or his attorney-in-fact. The appointment of proxy will be effective when received by the Corporation's secretary or other officer or agent authorized to tabulate votes. No proxy shall be valid more than 11 months after the date of its execution unless a longer term is expressly stated in the proxy.

     SECTION 9. CONDUCT OF BUSINESS WITHOUT MEETING BY SHAREHOLDERS. Any action of the shareholders may be taken without a meeting if written consents, setting forth the action taken, are signed by at least a majority of shares entitled to vote and are delivered to the Corporation's secretary, or other officer or agent of the Corporation having custody of the Corporation's books within 60 days after the date that the earliest written consent was delivered. Within 10 days after obtaining an authorization of an action by written consent, notice shall be given to those shareholders who have not consented in writing or who are not entitled to vote on the action. The notice shall fairly summarize the material features of the authorized action. If the action creates dissenters' rights, the notice shall contain a clear statement of the right of dissenting shareholders to be paid the fair value of their shares upon compliance with and as provided for by the Florida Business Corporation Act. The written consents shall be filed with the records of the meetings of shareholders.

     SECTION 10. NOTICE OF NOMINATION OF DIRECTORS. Nominations for election to the Board of Directors of the corporation at a meeting of shareholders may be made by the Board of Directors or by any shareholder of the corporation entitled to vote for the election of directors at such meeting who complies with the notice procedures set forth in this Section 10. Such nominations, other than those made by or on behalf of the Board of Directors, may be made only if notice in writing is personally delivered to, or mailed by first class United States mail, postage prepaid, and received by, the secretary not less than 60 days nor more than 90 days prior to such meeting; provided, however, that if less than 70 days' notice or prior public disclosure of the date of the meeting is given to shareholders, such nomination shall have been mailed by first class United States mail, postage prepaid, and received by, or personally delivered to, the secretary not later than the close of business on the tenth (10th) day following the day on which notice of the date of the meeting was mailed or such public disclosure was made, whichever occurs first. Such notice shall set forth (a) as to each proposed nominee (i) the name, age, business address and, if known, residence address of each such nominee, (ii) the principal occupation or employment of each such nominee, (iii) the number of shares, if any, of stock of the corporation that are beneficially owned by each such nominee and (iv) any other information concerning the nominee that must be disclosed in proxy solicitations pursuant to the proxy rules of the Securities and Exchange Commission if such person had been nominated, or was intended to be nominated, by the Board of Directors (including such person's written consent to be named as a nominee and to serve as a director if elected); and (b) as to the shareholder giving the notice (i) the name and address, as it appears on the corporation's books, of such shareholder, (ii) a representation that such shareholder is a holder of record of shares of stock of the corporation entitled to vote at the meeting and the class and number of shares of the corporation which are beneficially owned by such shareholder, (iii) a representation that such shareholder intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice and (iv) a description of all arrangements or understandings between such shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by such shareholder. The corporation also may require any proposed nominee to furnish such other information as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as a director of the corporation. The chairman of the meeting may, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting, and that the defective nomination shall be disregarded.

     SECTION 11. NOTICE OF BUSINESS AT ANNUAL MEETINGS. At an annual meeting of the shareholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors or (b ) otherwise properly brought before the meeting by or at the direction of the Board of Directors or (c) otherwise properly brought before the meeting by a shareholder. For business to be properly brought before an annual meeting by a shareholder, if such business relates to the election of directors of the corporation, the procedures in Section 10 of this Article I must be complied with. If such business relates to any other matter, the shareholder must have given timely notice thereof in writing to the secretary. To be timely, a shareholder's notice must be personally delivered to, or mailed by first class United States mail, postage prepaid, and received by, the secretary not less than 60 days nor more than 90 days prior to such meeting; provided, however, that if less than 70 days' notice or prior public disclosure of the date of the meeting is given to shareholders, such notice, to be timely, must have been mailed by first class United States mail, postage prepaid, and received by, or personally delivered to, the secretary not later than the close of business on the tenth (10th) day following the day on which notice of the date of the meeting was mailed or such public disclosure was made, whichever occurs first. A shareholder's notice to the secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the corporation's books, of the shareholder proposing such business, (iii) a representation that the shareholder is a holder of record of shares of stock of the corporation entitled to vote at the meting and the class and number of shares of the corporation which are beneficially owned by the shareholder and (iv) any material interest of the shareholder in such business. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this Section 11 and except that any shareholder proposal which complies with Rule 14a-8 of the proxy rules (or any successor provision) promulgated under the Securities Exchange Act of 1934, as amended, as is to be included in the corporation's proxy statement for an annual meeting of shareholders shall be deemed to comply with the requirements of this Section 11. The chairman of the meeting may, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 11, and if he should so determine, he shall so declare to the meeting and the business not properly brought before the meeting shall be disregarded.


                                   ARTICLE II
                                    DIRECTORS

     SECTION 1. NUMBER OF DIRECTORS. The board of directors of the Corporation shall consist of not less than one person, the exact number to be determined from time to time by resolution adopted by the affirmative vote of a majority of all directors of the Corporation then holding office at any special or regular meeting. Any such resolution increasing or decreasing the number of directors shall have the effect of creating or eliminating a vacancy or vacancies, as the case may be, provided that no such resolution shall reduce the number of directors below the number then holding office.

     SECTION 2. ELECTION OF DIRECTORS AND CHAIRMAN AND VICE CHAIRMAN OF THE BOARD. Directors shall be elected at the annual meeting of shareholders, but when the annual meeting is not held or directors are not elected thereat, they may be elected at a special meeting called and held for that purpose. Directors shall be elected by a plurality of the votes cast by the share entitled to vote in the election at a meeting at which a quorum is present. At the time of election, a director must be at least 18 years of age, but need not be a shareholder of the Corporation. The board of directors may elect from their members a chairman and a vice chairman of the board. The chairman of the board, if one be elected, shall preside at all meetings of the board of directors and meetings of the shareholders and shall have such other powers and duties as may be prescribed by the board of directors. The vice chairman, if any be elected, shall have such powers and duties as may from time to time be assigned to him by the board of directors or the chairman, and in the absence of the chairman, shall preside at all meetings of the board of directors.

     SECTION 3. TERM OF OFFICE. Each director shall hold office until the annual meeting next succeeding his election and until his successor is elected and qualified, or until his earlier resignation, removal from office or death.

     SECTION 4. REMOVAL. Any director or the entire board of directors may be removed, with or without cause, at a meeting of shareholders, provided the notice of the meeting states that one of the purposes of the meeting is the removal of the director. A director may be removed only if the number of votes cast to remove him exceeds the number of votes cast against removal.

     SECTION 5. VACANCIES. Any vacancy occurring in the board of directors, including a vacancy created by an increase in the number of directors, may be filled by the shareholders or by the affirmative vote of a majority of the remaining directors, though less than a quorum of the board of directors. A director elected to fill a vacancy shall hold office only until the next election of directors by the shareholders. If there are no remaining directors, the vacancy shall be filled by the shareholders.

     SECTION 6. QUORUM AND TRANSACTION OF BUSINESS. A majority of the number of directors fixed pursuant to these bylaws shall constitute a quorum for the transaction for business, except that a majority of the directors in office shall constitute a quorum for filling a vacancy on the board. Whenever less than a quorum is present at the time and place appointed for any meeting of the board, a majority of those present may adjourn the meeting form time to time and place to place, until a quorum shall be present. The act of a majority of the directors present at a meeting at which a quorum is present shall be the act of the board of directors.

     SECTION 7. ANNUAL MEETING. Annual meetings of the board of directors shall be held immediately following annual meetings of the shareholders or as soon thereafter as is practicable. If no annual meeting of the shareholders is held, or if directors are not elected thereat, then the annual meeting of the board of directors shall be held immediately following any special meeting of the shareholders at which directors are elected, or as soon thereafter as is practicable.

     SECTION 8. REGULAR MEETING. Regular meetings of the board of directors shall be held at such times and places, within or without the State of Florida, as the board of directors may, by resolution, from time to time determine. The secretary shall give notice of each such resolution to any director who was not present at the time the resolution was adopted, but no further notice of such regular meeting need be given.

     SECTION 9. SPECIAL MEETINGS. Special meetings of the board of directors may be called by the chairman, the vice-chairman, the chief executive officer, the president or any two members of the board of directors, and shall be held at such times and places, within or without the State of Florida, as may be specified in such call.

     SECTION 10. NOTICE OF ANNUAL OR SPECIAL MEETINGS. Notice of the time and place of each annual or special meeting shall be given to each director by the secretary or by the person or persons calling such meeting. Such notice need not specify the purpose or purposes of the meeting and may be given in any manner or method and at such time so that the director receiving it may have reasonable opportunity to attend the meeting. Such notice shall, in all events, be deemed to have been properly and duly given if mailed at least 48 hours prior to the meeting and directed to the residence of each director as shown in the secretary's records. The giving of notice shall be deemed to have been waived by any director who shall attend and participate in such meeting and may be waived, in writing, by any director either before or after such meeting.

     SECTION 11. COMPENSATION. The directors, as such, shall be entitled to receive such reasonable compensation for their services as may be fixed from time to time by resolution of the board of directors. In addition, the directors may be reimbursed for expenses of attending meetings of the board of directors and committees thereof. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of the executive committee or of any standing or special committee of the board of directors may by resolution of the board be allowed such compensation for their services as the board of directors may deem reasonable and additional compensation may be allowed to directors for special services rendered.

     SECTION 12. ACTION WITHOUT A MEETING. Any action required to be taken at a meeting of the board of directors (or a committee of the board of directors), and any action which may be taken at a meeting of the board of directors (or a committee of the board of directors) may be taken without a meeting if a consent in writing, setting forth the action to be taken and signed by all of the directors (or members of the committee), is filed in the minutes of the proceedings of the board of directors. The action taken shall be deemed effective when the last director signs the consent, unless the consent specifies otherwise.


                                   ARTICLE III
                                   COMMITTEES

     SECTION 1. EXECUTIVE COMMITTEE. The board of directors may from time to time, by resolution passed by a majority of the whole board, create an executive committee of three or more directors, the members of which shall be elected by the board of directors to serve at the pleasure of the board. If the board of directors does not designate a chairman of the executive committee, the executive committee shall elect a chairman from its own number. Except as otherwise provided herein and in the resolution creating an executive committee, such committee shall, during the intervals between the meetings of the board of directors, possess and may exercise all of the powers of the board of directors in the management of the business and affairs of the Corporation, other than that of filling vacancies among the directors or in any committee of the directors and except as provided by law. The executive committee shall keep full records and accounts of its proceedings and transactions. All action by the executive committee shall be reported to the board of directors at its meeting next succeeding such action and shall be subject to control, revision and alteration by the board of directors, provided that no rights of third persons shall be prejudicially affected thereby.

Vacancies in the executive committee shall be filled by the directors, and the directors may appoint one or more directors as alternate members of the committee who may take the place of any absent member or members at any meeting.

     SECTION 2. MEETINGS OF EXECUTIVE COMMITTEE. Subject to the provisions of these bylaws, the executive committee shall fix its own rules of procedure and shall meet as provided by such rules or by resolutions of the board of directors, and it shall also meet at the call of the chief executive officer, the chairman of the executive committee or any two members of the committee. Unless otherwise provided by such rules or by such resolutions, the provisions of Section 10 of the Article II relating to the notice required to be given for meetings of the board of directors shall also apply to meetings of the executive committee. A majority of the executive committee shall be necessary to constitute a quorum.

     SECTION 3. OTHER COMMITTEES. The board of directors may by resolution provide for such other standing or special committees as it deems desirable, and discontinue the same at its pleasure. Each such committee shall have such powers and perform such duties, not inconsistent with law, as may be delegated to it by the board of directors. The provisions of Section 1 and Section 2 of this Article shall govern the appointment and action of such committee so far as consistent, unless otherwise provided by the board of directors. Vacancies in such committees shall be filled by the board of directors or as the board of directors may provide.


                                   ARTICLE IV
                                    OFFICERS

     SECTION 1. GENERAL PROVISIONS. The board of directors shall elect a senior executive officer who shall hold the office of chief executive officer or president or both, a senior financial officer who shall serve as a vice president and who may also serve as treasurer, a secretary and such number of vice presidents, if any, as the board may from time to time determine. The board of directors may from time to time create such other offices and appoint such other officers, subordinate officers and assistant officers as it may determine. Any two of such offices, other than those of president and vice president, may be held by the same person, but no officer shall execute, acknowledge or verify an instrument in more than one capacity.

     SECTION 2. TERM OF OFFICE. The officers of the Corporation shall hold office at the pleasure of the board of directors, and, unless sooner removed by the board of directors, until successors are chosen and qualified. The board of directors may remove any officer at any time, with or without cause. A vacancy in any office, however created, shall be filled by the board of directors.

                                    ARTICLE V
                               DUTIES OF OFFICERS

     SECTION 1. CHIEF EXECUTIVE OFFICER, PRESIDENT AND CHIEF OPERATING OFFICER.

     (A) The chief executive officer shall be the senior officer of the corporation and, subject to the control of the board of directors, shall exercise supervision over the management of the business of the Corporation. In the absence of the chairman of the board, he shall preside at meetings of the shareholders. He shall have authority to sign all certificates for shares and all deeds, mortgages, bonds, agreement, notices, and other instruments requiring his signature; and shall have all the powers and duties prescribed by the Florida Business Corporation Act and such others as the board of directors may from time to time assign to him. In the event a president is not appointed, the chief executive officer shall also have the duties set forth in Section 1(B) below.

     (B) The president shall exercise supervision over the business of the Corporation and over its several officers, subject, however, to the oversight of the chief executive officer, if one be elected. In the absence of the chairman of the board and the chief executive officer, he shall preside at meetings of the shareholders. He shall have authority to sign all certificates for shares and all deeds, mortgages, bonds, agreements, notices, and other instruments requiring his signature; and shall have all the powers and duties prescribed by the Florida Business Corporation Act and such others as the board of directors may from time to time assign to him.

     (C) The chief operating officer, if one be elected, shall exercise supervision over the business of the Corporation and over its several officers, subject, however, to the oversight of the chief executive officer and the president. In the absence of the chairman of the board, chief executive officer and president, he shall preside at meetings of the shareholders. He shall have authority to sign all deeds, mortgages, bonds, agreements, notices, and other instruments requiring his signature; and shall have all the powers and duties prescribed by the Florida Business Corporation Act and such others as the board of directors may from time to time assign to him.

     SECTION 3. VICE PRESIDENT. The vice presidents shall have such powers and duties as may from time to time be assigned to them by the board of directors, the chief executive officer or the president. At the request of the chief executive officer or the president, or in the case of their absence or disability, the vice president designated by the president (or in the absence of such designation, the vice president designated by the board) shall perform all the duties of the president and, when so acting, shall have all the power of the president. The authority of vice president to sign in the name of the Corporation certificates for shares and deeds, mortgages, bonds, agreements, notices and other instruments shall be coordinate with like authority of the chief executive officer and the president.

     SECTION 4. SECRETARY. The secretary shall, keep minutes of all the proceedings of the shareholders and the board of directors and shall make proper record of the same, which shall be attested by him; shall have authority to execute and deliver certificates as to any of such proceedings and any other records of the Corporation; shall have authority to sign all certificates for shares and all deeds, mortgages, bonds, agreements, notes and other instruments to be executed by the Corporation which require his signature; shall give notice of meetings of shareholders and directors; shall produce on request at each meeting of shareholders a certified list of shareholders arranged in alphabetical order; shall keep such books and records as may be required by law or by the board of directors; and, in general, shall perform all duties incident to the office of secretary and such other duties as may from time to time be assigned to him by the board of directors, the chief executive officer or the president.

     SECTION 5. TREASURER. The treasurer shall have general supervision of all finances of the Corporation; he shall be in charge of all money, bills, notes, deeds, leases, mortgages and similar property belonging to the Corporation, and shall do with the same as may from time to time be required by the board of directors. He shall cause to be kept adequate and correct accounts of the business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, stated capital and shares, together with such other accounts as may be required; and he shall have such other powers and duties as may from time to time be assigned to him by the board of directors, the chief executive officer or the president.

     SECTION 6. ASSISTANT AND SUBORDINATE OFFICERS. The board of directors may elect such assistant and subordinate officers as it may deem desirable. Each such officer shall hold office at the pleasure of the board of directors and perform such duties as the board of directors or the chief executive officer or the president may prescribe. The board of directors may, from time to time, authorize any officer to appoint and remove subordinate officers, to prescribe their authority and duties, and to fix their compensation.

     SECTION 7. DUTIES OF OFFICERS MAY BE DELEGATED. In the absence of any officer of the Corporation, or for any other reason the board of directors may deem sufficient, the board of directors may delegate, for the time being, the powers or duties, or any of them, of such officers to any other officer or to any director.

     SECTION 8. RESIGNATIONS AND REMOVALS. Any officer may resign at any time by delivering his resignation in writing to the chairman of the board, if any, the chief executive officer, or the secretary or to a meeting of the board of directors. Such resignation shall be effective upon receipt unless specified to be effective at some other time, and without in either case the necessity of its being accepted unless the resignation shall so state. The board of directors may at any time remove any officer either with or without cause. The board of directors may at any time terminate or modify the authority of any agent. No officer resigning and (except where a right to receive compensation shall be expressly provided in a duly authorized written agreement with the Corporation) no officer removed shall have any right to any compensation as such officer for any period following his resignation or removal, or any right to damages on account of such removal, whether his compensation be by the month or by the year or otherwise; unless, in the case of a resignation, the directors, or, in the case of removal, the body acting on the removal, shall in their or its discretion provide for compensation.

                                   ARTICLE VI
                                 INDEMNIFICATION

     The Corporation shall indemnify its officers and directors, and any former officer or director, to the full extent permitted by law.


                                   ARTICLE VII
                             CERTIFICATES FOR SHARES

     SECTION 1. FORM AND EXECUTION. Certificates for shares, certifying the number of fully-paid shares owned, shall be issued to each shareholder in such form as shall be approved by the board of directors. Such certificates shall be signed by the chairman or vice-chairman of the board of directors or the chief executive officer, the president or a vice president and by the secretary or an assistant secretary or the treasurer or an assistant treasurer; provided, however, that if such certificates are countersigned by a transfer agent and/or registrar, the signatures of any of said officers and the seal of the Corporation upon such certificates may be facsimiles, engraved, stamped or printed. If any officer or officers who shall have signed, or whose facsimile signature shall have been used, printed or stamped on any certificate or certificates for shares, shall cease to be such officer or officers, because of death, resignation or otherwise, before such certificate or certificates shall have been delivered by the Corporation, such certificate or certificates, if authenticated by the endorsement thereon of the signature of a transfer agent or registrar, shall nevertheless be conclusively deemed to have been adopted by the Corporation by the use and delivery thereof and shall be as effective in all respects as though signed by a duly elected, qualified and authorized officer or officers, and as though the person or persons who signed such certificate or certificates, or whose facsimile signature or signatures shall have been used thereon, had not ceased to be an officer or officers of the Corporation.

     SECTION 2. REGISTRATION OF TRANSFER. Any certificate for Shares of the Corporation shall be transferable in person or by attorney upon the surrender thereof to the Corporation or any transfer agent therefor (for the class of shares represented by the certificate surrendered) properly endorsed for transfer and accompanied by such assurances as the Corporation or such transfer agent may require as to the genuineness and effectiveness of each necessary endorsement.

     SECTION 3. LOST, DESTROYED OR STOLEN CERTIFICATES. A new share certificate or certificates may be issued in place of any certificate theretofore issued by the Corporation which is alleged to have been lost, destroyed or wrongfully taken upon (1) the execution and delivery to the Corporation by the person claiming the certificate to have been lost, destroyed or wrongfully taken of an affidavit of the fact, specifying whether or not, at the time of such alleged loss, destruction or taking, the certificate was endorsed, and (2) the furnishing to the Corporation an indemnity and other assurances satisfactory to the Corporation and to all transfer agents and registrars of the class of shares represented by the certificate against any and all losses, damages, costs, expenses or liabilities to which they or any of them may be subjected by reason of the issue and delivery of such new certificate or certificates or in respect of the original certificate.

     SECTION 4. REGISTERED SHAREHOLDERS. A person in whose name shares are of record on the books of the Corporation shall conclusively be deemed the unqualified owner and holder thereof for all purposes and to have capacity to exercise all rights of ownership. Neither the Corporation nor any transfer agent of the Corporation shall be bound to recognize any equitable interest in or claim to such shares on the part of any other person, whether disclosed upon such certificate or otherwise, nor shall they be obliged to see to the execution of any trust or obligation.


                                  ARTICLE VIII
                                   FISCAL YEAR

     The fiscal year of the Corporation shall commence on such date in each year as shall be fixed from time to time by the board of directors.


                                   ARTICLE IX
                                      SEAL

     The board of directors may provide a suitable seal containing the name of the Corporation. If deemed advisable by the board of directors, duplicate seals may be provided and kept for the purposes of the Corporation.

                                    ARTICLE X
                        CORPORATE RECORDS; SHAREHOLDERS'
                    INSPECTION RIGHTS; FINANCIAL INFORMATION

     SECTION 1. CORPORATE RECORDS.

     (A) The Corporation shall keep as permanent records minutes of all meetings of its shareholders and board of directors, a record of all actions taken by the shareholders or board of directors without a meeting, and a record of all actions taken by a committee of the board of directors on behalf of the Corporation.

     (B) The Corporation shall maintain accurate accounting records and a record of its shareholders in a form that permits preparation of a list of the names and addresses of all shareholders in alphabetical order by class of shares showing the number and series of shares held by each.

     (C) The Corporation shall keep a copy of: its articles or restated articles of incorporation and all amendments to them currently in effect; these bylaws or restated bylaws and all amendments currently in effect; resolutions adopted by the board of directors creating one or more classes or series of shares and fixing their relative rights, preferences and limitations, if shares issued pursuant to those resolutions are outstanding; the minutes of all shareholders' meetings and records of all actions taken by shareholders without a meeting for the past three years; written communications to all shareholders generally or all shareholders of a class or series within the past three years, including the financial statements furnished for the last three years; a list of names and business street address of its current directors and officers; and its most recent annual report delivered to the Department of State.

     (D) The Corporation shall maintain its records in written form or in another form capable of conversion into written form within a reasonable time.

     SECTION 2. SHAREHOLDERS' INSPECTION RIGHTS. A shareholder is entitled to inspect and copy, during regular business hours at the Corporation's principal officer, any of the corporate records described in Section 1(C) of this Article if the shareholder gives the Corporation written notice of the demand at least five business days before the date on which he wishes to inspect and copy the records.

     A shareholder is entitled to inspect and copy, during regular business hours at a reasonable location specified by the Corporation, any of the following records of the Corporation if the shareholder gives the Corporation written notice of his demand at least five business days before the date on which he wishes to inspect and copy provided: (1) the demand is made in good faith and for a purpose reasonably related to such person's interest as a shareholder; (2) the shareholder describes with reasonable particularity the purpose and the records he desires to inspect; and (3) the records are directly connected with the purpose: (a) excerpts from minutes of any meeting of the board of directors, records of any action of a committee of the board of directors while acting in place of the board of behalf of the Corporation, minutes of any meeting of the shareholders, and records of action taken by the shareholders or board without a meeting (to the extent not subject to inspection under the preceding paragraph); (b) accounting records; (c) the record of shareholders; and (d) any other books and records of the Corporation.

     The Corporation may deny any demand for inspection if the demand was made for an improper purpose, or if the demanding shareholder has within the two years preceding his demand, sold or offered for sale any list of shareholders of the Corporation or of any other corporation, has aided or abetted any person in procuring any list of shareholders for that purpose, or has improperly used any information secured through any prior examination of the records of the Corporation or any other corporation.

     SECTION 3. FINANCIAL STATEMENTS OF SHAREHOLDERS. Unless modified by resolution of the shareholders, within 120 days after the close of each fiscal year, the Corporation shall furnish its shareholders with annual financial statements which may be consolidated or combined statements of the Corporation and one or more of its subsidiaries, as appropriate, that include a balance sheet as of the end of the fiscal year, an income statement for that year, and a statement of cash flows for that year. If financial statements are prepared for the Corporation on the basis of generally accepted accounting principles, the annual financial statements must also be prepared on that basis.

     If the annual financial statements are reported upon by a public accountant, his report must accompany them. If not, the statements must be accompanied by a statement of the president or the person responsible for the Corporation's accounting records stating his reasonable belief whether the statements were prepared on the basis of generally accepted accounting principles and, if not, describing the basis of preparation and describing any respects in which the statements were not prepared on a basis of accounting consistent with the statements prepared for the preceding year.

     The Corporation shall mail the annual financial statements to each shareholder within 120 days after the close of each fiscal year or within such additional time thereafter as is reasonably necessary to enable the Corporation to prepare its financial statements if, for reasons beyond the Corporation's control, it is unable to prepare its financial statements within the prescribed period. Thereafter, on written request from a shareholder who was not mailed the statements, the Corporation shall mail him the latest annual financial statements.

     SECTION 4. OTHER REPORTS TO SHAREHOLDERS. If the Corporation indemnifies or advances expenses to any director, officer, employee or agent otherwise than by court order or action by the shareholders or by an insurance carrier pursuant to insurance maintained by the Corporation, the Corporation shall report the indemnification or advance in writing to the shareholders with or before the notice of the next annual shareholders' meeting, or prior to the meeting if the indemnification or advance occurs after the giving of the notice but prior to the time the annual meeting is held. This report shall include a statement specifying the persons paid, the amounts paid, and the nature and status at the time of such payment of the litigation or threatened litigation.

     If the Corporation issues or authorities the issuance of shares for promises to render services in the future, the Corporation shall report in writing to the shareholders the number of shares authorized or issued, and the consideration received by the Corporation, with or before the notice of the next shareholders' meeting.


                                   ARTICLE XI
                                   AMENDMENTS

     These bylaws may be altered, amended or repealed, and new bylaws adopted, by the board of directors or shareholders.

         I certify that the foregoing bylaws are the bylaws of Whitman Reincorporation, Inc., a Florida corporation, as of June ___, 1997.



                                        ---------------------------------------
                                          Richard B. Salzman, Secretary

                                                        EXHIBIT D


                          WHITMAN EDUCATION GROUP, INC.

                          EMPLOYEE STOCK PURCHASE PLAN

                            EFFECTIVE OCTOBER 1, 1997


     SECTION I.    PURPOSE

     The purpose of the Whitman Education Group, Inc. Employee Stock Purchase Plan (the "Plan") is to provide employees of Whitman Education Group, Inc. (the "Company") and its subsidiaries an opportunity to purchase shares of common stock, no par value per share, of the Company (the "Common Stock") by increasing the employees' interest in the growth and success of the Company, and encourage such employees to remain with the Company and its subsidiaries.

     "Subsidiaries" as used herein shall mean corporations 100% of the capital stock of which is owned by the Company and such other related entities, the employees of which would qualify for eligibility in this Plan under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), as are designated to participate by the Company hereafter.

     SECTION II.   ADMINISTRATION OF THE PLAN

     The Plan will be administered for the Company by the Compensation Committee of the Board of Directors (the "Committee"). The interpretation and decision with regard to any question arising under the Plan made by the Committee shall, unless overruled or modified by the Board of Directors of the Company, be final and conclusive upon all employees of the Company and its Subsidiaries participating in the Plan and any person claiming by or through any such employee.

     SECTION III.  SHARES SUBJECT TO THE PLAN

     The shares of Common Stock of the Company which may be offered under the Plan, may be unissued stock, treasury stock or stock purchased by the Company. The number of shares of stock to be sold under the Plan shall not exceed 250,000 shares except as such number may be adjusted pursuant to Section XI hereof. All shares not purchased, and all shares not previously offered may be available for subsequent offers.

      SECTION IV.  EMPLOYEES' ELIGIBILITY

     (a) All employees of the Company and its Subsidiaries shall be eligible to participate in the Plan except employees who, prior to the first day of the Purchase Period (as defined in Section V), have been employed less than 90 days. Notwithstanding anything herein to the contrary, no employee shall be granted a right to purchase under the Plan if such employee, immediately after the right to purchase is granted, owns stock (including stock which may be purchased under outstanding rights to purchase) possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or its Subsidiaries. For the foregoing purposes, the rules of Section 424(d) of the Code shall apply in determining stock ownership. Nor shall any employee be granted a right to purchase which permits his rights to purchase stock under all Employee Stock Purchase Plans of the Company and its Subsidiaries to accrue at a rate which exceeds twenty-five thousand dollars ($25,000.00) of the fair market value of such stock (determined at the time such right to purchase is granted) for each calendar year in which such right to purchase is outstanding at any time.

     (b) For purposes of participation in the Plan, a person on leave of absence shall be deemed to be an employee for the first 90 days of such leave of absence and such employee's employment shall be deemed to have terminated at the close of business on the 90th day of such leave of absence unless such employee shall have returned to full-time or part-time employment (as the case may be) prior to the close of business on such 90th day. Termination by the Company of any employee's leave of absence, other than termination of such leave of absence on return to full-time or part-time employment, shall terminate an employee's employment for all purposes of the Plan and shall terminate such employee's participation in the Plan and ability to exercise any purchase right.

     SECTION V.    PURCHASE PERIODS

     Purchase Periods shall commence on each January 1, April 1, July 1 and October 1, or such other dates as the Committee or the Board of Directors of the Company may determine. Each Purchase Period shall consist of three (3) months, or such shorter or longer period as is determined by the Committee or the Board of Directors. At the commencement of the Purchase Period, the Company shall, subject to and within the limits of the Plan, make shares of Common Stock available under the Plan. Except as provided in Section IV of the Plan, all employees participating in an offering shall have the same rights and privileges to purchase Common Stock under the Plan.

     SECTION VI.   PARTICIPATION

     Each eligible employee, at the commencement of each Purchase Period, shall be granted a right to purchase, which right shall provide that such employee may purchase as many full shares of the Common Stock as may be purchased in an amount not less than one percent (1%) or more than ten percent (10%) of the amount received as covered compensation by the employee during the Purchase Period. Covered compensation, as used herein, shall be the employee's base pay, commissions, overtime and all bonuses, except that an employee may elect, in accordance with procedures established by the Committee, to exclude from covered compensation any bonus paid to them. Notwithstanding the foregoing provisions, covered compensation shall not include income resulting from the exercise of stock options or stock appreciation rights; expense allowances, relocation payments, any amounts paid as severance pay; and any amounts not paid to the employee by the Company in cash.

     SECTION VII.  PAYROLL DEDUCTIONS

     The shares of the Common Stock purchased under the Plan shall be paid for by payroll deductions, without the right of prepayment, during each applicable Purchase Period. Each eligible employee shall execute and deliver to the Company a Payroll Deduction Authorization in the form designated by the Committee at least 14 days prior to the commencement of any Purchase Period directing payroll deductions between one percent (1%) and ten percent (10%) of such employee's covered compensation, as defined in Section VI, for the Purchase Period, which authorization shall not be changed during the Purchase Period. No interest shall accrue on the amounts deducted. Employee payroll deductions will be maintained in a segregated employee payroll deduction account (the "Payroll Deduction Account").

     Balances remaining in an Employee's Payroll Deduction Account (being less than the purchase price for one whole share) will be carried forward into the next Purchase Period in the event the employee elects to participate in the subsequent Purchase Period; otherwise such balances will be returned to the employee. Such balances, in amounts of $10.00 or more at the termination of the Plan, may be supplemented by the employee to complete the purchase of an additional share of stock. Balances of less than $10.00 in an employee's Payroll Deduction Account at the termination of the Plan will be automatically refunded.

     SECTION VIII. PRICE

     The purchase price for a share of the Common Stock at the end of each Purchase Period shall be 90% of the fair market value of the Common Stock at the time the right to purchase is exercised. "Fair market value" shall mean, with respect to the value of the Common Stock, the closing price of the Common Stock as traded on the American Stock Exchange on the Purchase Date or on the last trading date preceding a Purchase Date. If the Common Stock of the Company is not admitted to trading on any of the aforesaid dates for which such prices of the Common Stock are to be determined, then reference shall be made to the fair market value of the Common Stock on that date, as determined on such basis as shall be established or specified for the purpose by the Committee.

     SECTION  IX.  EXERCISE  OF RIGHT  TO  PURCHASE  AND  ISSUANCE  OF  SHARES

     A participant shall be deemed to have exercised his right to purchase and have paid for his shares to the extent of his payroll deductions on the last day of any Purchase Period for which the employee has elected to participate, and such shares so purchased shall be issued to him as of such date and delivered to him as soon as practicable after such date. Only upon the issuance of such shares shall the participant have, with respect to such shares of stock, any rights as a stockholder of the Company. The Committee may, in its discretion, adopt a procedure pursuant to which shares purchased under the Plan are issued in the name of the Plan, a designated agent or the nominee of such agent in lieu of delivering shares purchased to participating employees at the end of each Purchase Period. In such case, employees will be fully vested with respect to all shares purchased by them notwithstanding the fact that the shares are in the custody of the Company, the agent or nominee and will be entitled to withdraw said shares on written request.

     SECTION X.    NON-ASSIGNABILITY

     The rights of the participant shall not be transferable by him otherwise than by will or by the laws of descent and distribution, and such rights will be exercisable during his lifetime only by him.

     SECTION XI.   ADJUSTMENT BY REASON OF CHANGES IN COMMON STOCK STRUCTURE

     If, after the effective date of the Plan, there shall be any changes in the Common Stock structure of the Company by reason of the declaration of stock dividends, recapitalization resulting in stock split-ups, or combinations or exchanges of shares by reason of merger, consolidation, or by any other means, then the number of shares available for right to purchase and the shares subject to any such rights shall be equitably and appropriately adjusted by the Board of Directors of the Company as in its sole and uncontrolled discretion shall seem just and reasonable in the light of all the circumstances pertaining thereto.

     SECTION XII.  TERMINATION OF EMPLOYMENT

     In the event of a participating employee's termination of employment prior to the last business day of a Purchase Period (whether as a result of the employee's voluntary or involuntary termination, retirement, death or otherwise), no payroll deduction will be taken from any pay due and owing to the employee and the balance in the employee's payroll deduction account will be paid to the employee or, in the event of the employee's death, (a) to a beneficiary previously designated in a revocable notice signed by the employee (with any spousal consent required under state law) or (b) in the absence of such a designated beneficiary, to the executor or administrator of the employee's estate or (c) if no such executor or administrator has been appointed to the knowledge of the Company, to such other person(s) as the Committee may, in its discretion, designate. If, prior to the last business day of a Purchase Period, the Subsidiary by which an employee is employed will cease to be a subsidiary of the Company, or if the employee is transferred to a subsidiary of the Company that is not a designated Subsidiary under this Plan, the employee will be deemed to have terminated his employment for the purposes of this Plan.

     SECTION XIII. RIGHT TO TERMINATE EMPLOYMENT

     The Plan shall not confer upon any employee any right with respect to being continued in the employ of the Company and its Subsidiaries or to interfere in any way with the right of the Company and its Subsidiaries to terminate his or her employment at any time, nor shall it interfere in any way with the employee's right to terminate his or her employment.

     SECTION XIV.  TERM

     The Plan shall be in effect through the Purchase Period ending September 30, 2002 and no right to purchase may be exercised after termination of the Plan. While it is intended that the Plan remain in effect for the period specified, the Board of Directors of the Company may terminate the Plan at any time in its discretion. If at any time the number of shares of stock authorized for purposes of the Plan is not sufficient to meet all unfilled purchase requirements, the Committee shall terminate payroll deductions and apportion the remaining available shares among participating employees for purchase under the Plan in such manner as it may deem equitable. Balances in employee payroll deduction accounts thereafter shall be refunded promptly and the Plan terminated.

     SECTION XV.   AMENDMENT TO THE PLAN

     The Board may at any time, and from time to time, amend this Plan in any respect, except that (a) if the approval of any such amendment by the stockholders of the Company is required by Code Section 423, such amendment will not be effected without such approval, and (b) in no event may any amendment be made which would cause the Plan to fail to comply with Code Section 423.

     SECTION XVI.  AUTHORIZATION

     The Plan shall not become effective unless it is approved by a majority of the shareholders of Common Stock of the Company.

     SECTION XVII. LISTING; GOVERNMENTAL APPROVALS

     The Company's obligation to sell and deliver Common Stock under this Plan is subject to listing on a national stock exchange and the approval of all governmental authorities required in connection with the authorization, issuance or sale of such stock.

     SECTION XVIII.NOTIFICATION UPON SALE OF SHARES

     Each employee agrees, by participating in the Plan, to promptly give the Company notice of any disposition of shares purchased under the Plan where such disposition occurs within two years after the date of grant of the right pursuant to which such shares were purchased or one year after the transfer of such shares to the employee, so that the Company may take appropriate income tax deductions with respect to such transfer and otherwise comply with applicable federal, state and local income tax laws.

     SECTION XIX.  COSTS OF PLAN

     The Company will pay all costs of administering the Plan, including the costs of brokerage fees, commissions and expenses, if any, for acquiring shares to be purchased under the Plan. All costs related to the employee's sale of shares acquired under the Plan will be borne by the employee.

     SECTION XX.   GOVERNING LAW; VENUE; LIMITATIONS PERIOD

     The law of the State of Florida will govern all matters relating to this Plan except to the extent it is superseded by the laws of the United States. Any legal action or proceeding hereunder may be brought only within a period of three years from the date the claim was incurred, unless other applicable law would permit a longer period of time within which to bring an action. Any such legal action or proceeding may be initiated only in Dade County, Florida or the county in which the employer of the employee has its principal place of business. By participating in the Plan, the employee irrevocably (a) agrees to submit to the jurisdiction of the courts of Dade County, Florida, or of such other jurisdiction where the employer of the employee has its principal place of business, for the purposes of resolving any disputes with the Company, the Committee, or any other party relating to this Plan or any transaction contemplated hereby and (b) waives, to the fullest extent permitted by law, any objection which the employee may now hold or hereafter may have to the bringing of any suit, action or other proceeding arising out of or relating to this Plan in the aforementioned venue including, without limitation, any claim that Dade County, Florida, or the county in which the employer of the employee has its principal of business, is an inconvenient forum for bringing any such suit.